SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA IDEX MUTUAL FUNDS
AEGON/TRANSAMERICA SERIES TRUST
TRANSAMERICA INCOME SHARES, INC.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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Transamerica IDEX Mutual Funds (“TA IDEX”)

AEGON/Transamerica Series Trust (“ATST”)

Transamerica Income Shares, Inc. (“TIS”)

(Each an “Investment Company” and collectively, the “Investment Companies”)

570 Carillon Parkway
St. Petersburg, Florida 33716-1294

Notice of Special Meeting of Shareholders
to be held on October 30, 2007

Please take notice that a special meeting of shareholders of each of TA IDEX, ATST and TIS will be held at the offices of Transamerica Fund Advisors, Inc. (“TFAI”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 30, 2007, at 11:00 a.m. (Eastern time), as adjourned from time to time (each, a “Special Meeting”). At the Special Meetings, shareholders of each fund on the attached list (the “Funds”) will be asked to consider the following proposals (the “Proposals”):

I. To elect a new Board (to be voted on by shareholders of each Fund);

II.	To approve an amendment to the Agreement and Declaration of Trust (to be voted on by shareholders of each Fund, except TIS); and

III. To transact such other business as may properly come before the Special Meetings.

After careful consideration of each Proposal, the Board of Trustees of each of TA IDEX and ATST approved Proposals I and II and recommends that shareholders of the TA IDEX and ATST Funds vote “FOR” these Proposals.

After careful consideration of Proposal I, the Board of Directors of TIS approved Proposal I, and recommends that the shareholders of TIS vote “FOR” this Proposal.

Shareholders of record of each Fund at the close of business on August 15, 2007 are entitled to notice of, and to vote at, the Special Meeting of the Fund on each Proposal applicable to the Fund. Your attention is called to the accompanying joint proxy statement. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary at the principal executive offices of the Fund at the address above, or by voting in person at the Special Meeting.

By Order of the Boards,

Dennis P. Gallagher
Senior Vice President, General Counsel and Secretary

          , 2007

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES THAT YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

I

FUNDS PARTICIPATING IN THE SPECIAL MEETINGS
ON OCTOBER 30, 2007

TRANSAMERICA IDEX MUTUAL FUNDS

TA IDEX AllianceBernstein International Value

TA IDEX American Century Large Company Value

TA IDEX Asset Allocation — Conservative Portfolio

TA IDEX Asset Allocation — Growth Portfolio

TA IDEX Asset Allocation — Moderate Growth Portfolio

TA IDEX Asset Allocation — Moderate Portfolio

TA IDEX Bjurman, Barry Micro Emerging Growth

TA IDEX BlackRock Global Allocation (formerly, TA IDEX Mercury Global Allocation)

TA IDEX BlackRock Large Cap Value (formerly, TA IDEX Mercury Large Cap Value)

TA IDEX BlackRock Natural Resources

TA IDEX Clarion Global Real Estate Securities

TA IDEX Evergreen Health Care (formerly, TA IDEX T. Rowe Price Health Sciences)

TA IDEX Evergreen International Small Cap

TA IDEX Federated Market Opportunity

TA IDEX Jennison Growth

TA IDEX JPMorgan International Bond

TA IDEX JPMorgan Mid Cap Value

TA IDEX Legg Mason Partners All Cap (formerly, TA IDEX Salomon All Cap)

TA IDEX Legg Mason Partners Investors Value (formerly, TA IDEX Salomon Investors Value)

TA IDEX Loomis Sayles Bond

TA IDEX Marsico Growth

TA IDEX Marsico International Growth

TA IDEX Mellon Market Neutral Strategy

TA IDEX MFS International Equity

TA IDEX Multi-Manager Alternative Strategies Fund

TA IDEX Multi-Manager International Fund

TA IDEX Neuberger Berman International

TA IDEX Oppenheimer Developing Markets

TA IDEX Oppenheimer Small- & Mid-Cap Value

TA IDEX PIMCO Real Return TIPS

TA IDEX PIMCO Total Return

TA IDEX Protected Principal Stock

TA IDEX Templeton Transamerica Global (formerly, TA IDEX Templeton Great Companies Global)

TA IDEX Third Avenue Value

TA IDEX Transamerica Balanced

TA IDEX Transamerica Convertible Securities

TA IDEX Transamerica Equity

TA IDEX Transamerica Flexible Income

TA IDEX Transamerica Growth Opportunities

TA IDEX Transamerica High-Yield Bond

TA IDEX Transamerica Money Market

TA IDEX Transamerica Science & Technology (formerly, TA IDEX Great Companies — Technologysm)

TA IDEX Transamerica Short-Term Bond

TA IDEX Transamerica Small/Mid Cap Value

TA IDEX Transamerica Value Balanced

TA IDEX UBS Dynamic Alpha

TA IDEX UBS Large Cap Value

TA IDEX Van Kampen Emerging Markets Debt

TA IDEX Van Kampen Mid-Cap Growth

TA IDEX Van Kampen Small Company Growth

II

AEGON/TRANSAMERICA SERIES TRUST

American Century Large Company Value

Asset Allocation — Conservative Portfolio

Asset Allocation — Growth Portfolio

Asset Allocation — Moderate Growth Portfolio

Asset Allocation — Moderate Portfolio

BlackRock Large Cap Value (formerly, Mercury Large Cap Value)

Capital Guardian Global

Capital Guardian U.S. Equity

Capital Guardian Value

Clarion Global Real Estate Securities

Federated Market Opportunity (formerly, Federated Growth & Income)

International Moderate Growth Fund

Jennison Growth

JPMorgan Core Bond (formerly, AEGON Bond)

JPMorgan Enhanced Index

JPMorgan Mid Cap Value

Legg Mason Partners All Cap (formerly, Salomon All Cap)

Marsico Growth

MFS High Yield

MFS International Equity

Munder Net50

PIMCO Total Return

Templeton Transamerica Global (formerly, Templeton Great Companies Global)

Third Avenue Value

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Equity II

Transamerica Growth Opportunities

Transamerica Money Market

Transamerica Science & Technology (formerly, Great Companies — Technologysm)

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

T. Rowe Price Equity Income

T. Rowe Price Growth Stock

T. Rowe Price Small Cap

Van Kampen Active International Allocation

Van Kampen Large Cap Core

Van Kampen Mid-Cap Growth

TRANSAMERICA INCOME SHARES, INC.

III

Transamerica IDEX Mutual Funds

AEGON/Transamerica Series Trust

Transamerica Income Shares, Inc.

570 Carillon Parkway
St. Petersburg, Florida 33716-1294

JOINT PROXY STATEMENT

Special Meeting of Shareholders
To be held on October 30, 2007

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees or the Board of Directors (each, a “Board” and each member of a Board, a “Board Member”) of each of Transamerica IDEX Mutual Funds (“TA IDEX”), AEGON/Transamerica Series Trust (“ATST”) and Transamerica Income Shares, Inc. (“TIS” and together with TA IDEX and ATST, the “Investment Companies” or the “TFAI Fund Family”). The proxies are being solicited for use at a special meeting of shareholders of each of TA IDEX, ATST and TIS to be held at the offices of Transamerica Fund Advisors, Inc. (“TFAI”), 570 Carillon Parkway, St. Petersburg, Florida 33716, at 11:00 A.M. on October 30, 2007 (each, a “Special Meeting”), and at any and all adjournments or postponements thereof.

The Boards have called the Special Meetings and are soliciting proxies from shareholders of each fund listed in the accompanying notice (the “Funds”) with respect to the following proposals (the “Proposals”):

I. To elect a new Board (to be voted on by shareholders of each Fund);

II. To approve an amendment to the Agreement and Declaration of Trust (to be voted on by shareholders of each Fund, except TIS); and

III.  To transact such other business as may properly come before the Special Meetings.

The Board of each Investment Company has determined that the use of this Joint Proxy Statement for each Special Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Special Meeting of each Fund of which you are a shareholder as of the close of business on August 15, 2007 (the “Record Date”).

If you have any questions about the Proposals or about voting, please call Computershare Fund Services, the Funds’ proxy solicitor, at (866) 436-5968.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about August 27, 2007.

INTRODUCTION

Funds Subject to this Solicitation of Proxies

Each of TA IDEX, ATST and TIS is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TA IDEX and ATST are Delaware statutory trusts, and TIS is a Maryland corporation. For purposes of this Joint Proxy Statement, each of TA IDEX and ATST is referred to as a “Trust,” and the Trusts and TIS are referred to collectively as the “Investment Companies.” Attached as Appendix A is a list of the Funds that are a series of each Trust. TIS is itself a Fund and has no series. In certain cases, for ease of comprehension, the term “Fund” is used in this Joint Proxy Statement where it may be more precise to refer to the “Investment Company” of which the Fund is a series.

Overview of Proposals

The Funds in the TFAI Fund Family are managed by Transamerica Fund Advisors, Inc. (“TFAI”) as investment adviser to the Funds. An affiliate of TFAI, Diversified Investment Advisors, Inc. (“Diversified”), serves as investment adviser to another complex of registered investment companies (the “Diversified Fund Family”).

Both TFAI and Diversified are indirect, wholly-owned subsidiaries of AEGON, N.V., a Netherlands corporation that is a publicly traded international insurance group, and both are part of the AEGON Group of Companies. TFAI and Diversified currently render comparable “manager of managers” management services to investment companies. The AEGON Group of Companies has decided to consolidate all “manager of managers” investment advisory services in TFAI in order to form a premier fund management and administration organization combining the expertise of the personnel of both TFAI and Diversified. This consolidation is expected to result in a combined fund management organization with significant experience, resources and depth. The AEGON Group of Companies is also recommending that the TFAI and Diversified Fund Families be consolidated. As part of the consolidation and restructuring of funds in the TFAI Fund Family and the Diversified Fund Family (collectively, the “Fund Complex”), it is anticipated that TFAI will, in the future, propose the combination of certain existing Funds, though no specific combinations have yet been proposed to the Boards of the Funds.

In order to implement these plans, at a meeting held on July 10 and 11, 2007, each Fund’s Board approved a series of measures that it believes will, among other things: (1) simplify oversight of the Funds through the election of a new Board, composed both of current members of the Boards and new members who currently oversee funds in the Diversified Fund Family that are proposed to be managed by TFAI; and (2) simplify and modernize the Trusts and the Funds to permit them to respond more quickly and favorably to changed circumstances with less expense and delay by adopting modernized and more standardized agreements and declarations of trust. The implementation of these measures, which are summarized below, is subject to the approval of shareholders of the Funds.

Proposal I:  Five of the current Board Members of the Investment Companies, Leo J. Hill, Russell A. Kimball, Jr., Norm R. Nielsen, John W. Waechter and John K. Carter, as well as four new Board Member nominees, Neal M. Jewell, Eugene M. Mannella, Joyce Galpern Norden and Patricia L. Sawyer are proposed for election to each Investment Company’s Board (hereafter, the five current Board Members and the four proposed new Board Members are referred to as the “Nominees”). Each Nominee, except John K. Carter, is not an “interested person,” as that term is defined in the 1940 Act, of the Investment Companies. As further discussed in this Joint Proxy Statement, Proposal I is designed to create operational and administrative efficiencies by electing a Board composed of Board Members who are familiar with the Investment Companies, TFAI, and the funds currently managed by Diversified.

Proposal II:  The Board of each Trust seeks approval of an amendment to the Trust’s current agreement and declaration of trust that, if approved, will enable the Board to amend the Trust’s agreement and declaration of trust without the expense and delay associated with soliciting approval of the shareholders. The Boards are currently able to amend the agreements and declarations of trust in many respects without shareholder approval and, as discussed below, whether or not Proposal II is approved, the Boards intend to implement a number of changes that they deem to be in the shareholders’ best interests. Proposal II would allow the Boards to manage the Trusts and the Funds more effectively and more efficiently by expanding their ability to revise the agreements and declarations of trust to respond to future contingencies, changes in industry standards, economic conditions and regulatory changes.

The implementation of each Proposal is not contingent upon the approval of the other Proposal.

The cost of this proposed restructuring, including the costs of these proxy materials and the costs of soliciting shareholders, will be borne by TFAI and/or its affiliates, and not the Funds or their shareholders.

The Board of each Investment Company recommends that you vote “FOR” each of these two Proposals for which you are entitled to vote.

Important Voting Information

Each shareholder of record of a Fund at the close of business on the Record Date is entitled to one vote for each share held of the applicable Fund (with proportional fractional votes for fractional shares). The total number of shares of each Fund outstanding at the close of business on the Record Date is shown in Appendix A.

The Fund with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the Internet, please vote on the Proposal(s) affecting each applicable Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more Proposals, the shares will be voted “FOR” each such Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meetings.

Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to either or both Proposals at any time before a vote is taken on a Proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed under “Quorum, Vote Required and Manner of Voting Proxies” below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at each Special Meeting. With respect to each of ATST and TA IDEX, shareholders of at least one-third (33 1/3%) of the outstanding shares as of the Record Date of all of the Funds that are series of the Trust taken together as a whole, present in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. With respect to TIS, the shareholders of a majority of outstanding shares as of the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

In the absence of a quorum, or if a quorum is present but sufficient votes to approve a Proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I.  Each Nominee must be elected by a plurality of the votes cast at the Special Meetings. For each of ATST and TA IDEX, shareholders of all of the Funds that are series of the Trust vote together as a single class. Similarly, all shareholders of TIS vote together as a single class. Assuming the presence of a quorum, abstentions and broker non-votes have no effect on Proposal I.

Proposal II.  Approval by each of ATST and TA IDEX of the proposed amendment to the Trust’s agreement and declaration of trust requires the affirmative vote of a majority of the shares entitled to vote and voting on the Proposal, with the outstanding shares as of the Record Date of all of the Funds that are series of the Trust voting together as a single class. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have no effect on Proposal II. Shareholders of TIS are not being asked to vote on Proposal II.

Manner of Voting

Broker-dealer firms holding shares in a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Special Meetings. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal II. A signed proxy card or other authorization by a beneficial owner of shares in a Fund that does not specify how the beneficial owner’s shares should be voted on a Proposal may be deemed an instruction to vote such shares in favor of the applicable Proposal.

If you hold shares in a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record shareholder of your shares. At the Special Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on a Proposal may be deemed an instruction to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Fund receives voting instructions from other shareholders. This practice is sometimes called “proportional voting” or “echo voting.”

In the case of shares of Funds (such as the Funds that are series of ATST) that are offered to variable annuity separate accounts established by insurance companies (including Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company (the “Insurance Companies”)) to fund variable annuity contracts and variable life insurance policies, ownership of the shares is legally vested in the separate accounts. The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the shareholders of the variable annuity contracts and variable life insurance policies used to fund the accounts. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed an instruction to vote such shares in favor of the applicable Proposal. The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the shareholders of variable annuity contracts and variable life insurance policies. As a result, a small number of owners of variable annuity contracts and variable life insurance policies could determine how the Insurance Companies vote, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Under TFAI’s proxy voting policies and procedures, in the case of Funds that invest their assets in other Funds, TFAI will vote shares of the underlying Funds in accordance with the recommendations of the Boards of the Funds. Such shares will, therefore, be voted “FOR” the election of each Nominee described in Proposal I and “FOR” the approval of the amendment to the agreement and declaration of trust described in Proposal II.

PROPOSAL I — TO ELECT BOARD MEMBERS

The purpose of this Proposal I is for each Investment Company to elect a Board that will assume office upon election by the shareholders. At a Board meeting held on July 10 and 11, 2007, the current Board Members of each Investment Company nominated the nine persons listed below (the “Nominees”) to serve as Board Members.

As described above, the AEGON Group of Companies has decided to consolidate all “manager of managers” investment advisory services in TFAI in order to form a premier fund management and administration organization combining the expertise of the personnel of both TFAI and Diversified. As a result of this consolidation, representatives of TFAI and Diversified proposed to the Boards a combination of the investment and administration operations of the TFAI and Diversified Fund Families. TFAI and Diversified also recommended the election of a single board (the “New Board”) to oversee the consolidated Fund Complex. The Boards have concluded that the funds in the TFAI Fund Family will enjoy operational and administrative efficiencies if the same individuals serve as Board Members for the Investment Companies and other investment companies in the Fund Complex, as discussed below.

Five of the Nominees, Leo J. Hill, Russell A. Kimball, Jr., Norm R. Nielsen, John W. Waechter and John K. Carter, currently serve as members of each Board; the other four Nominees, Neal M. Jewell, Eugene M. Mannella, Joyce Galpern Norden and Patricia L. Sawyer, currently serve as board members of investment companies in the Diversified Fund Family.

The Nominees were nominated by Board Members who are not “interested persons” of the Fund Complex, as that term is defined in Section 2(a)(19) of the 1940 Act.

It is intended that the enclosed proxy card will be voted for all Nominees for the New Board unless a proxy contains specific instructions to the contrary.

Reason for Proposed Realignment and Consolidation

Each Board has determined that the election of the New Board to oversee the Funds and other funds in the combined Fund Complex may provide benefits to shareholders of the Funds. In reaching this conclusion, each Board identified numerous potential advantages to the Funds and their shareholders, including:

•	increased availability of management’s time and resources for providing services to the Funds and focusing on long-term strategic initiatives;

•	greater Board access to senior management as a result of a decrease in demands on senior management’s time to prepare for and attend Board and committee meetings of multiple Boards;

•	consistent governance and operations approaches for the Funds and the other funds in the Fund Complex;

•	more efficient Board oversight, including a uniform approach to overseeing investment and compliance operations;

•	potential cost savings from a consolidation of Board Members and Board meetings throughout the Fund Complex;

•	the enhanced influence of a single Board for all funds in the Fund Complex;

•	facilitation of the anticipated future integration of other funds in the Fund Complex, offering the possibility of additional economies of scale for shareholders; and

•	the benefits of having Board Members who are familiar with funds in the TFAI Fund Family and in the Diversified Fund Family, as well as with management personnel serving the Funds and other funds in the Fund Complex.

The Boards also noted that a consolidated board structure would be consistent with that of many other fund groups having a common investment adviser.

Nominees

You are being asked to elect the Board Members of your Fund. If elected, the Nominees will comprise the entire Board of each of the Investment Companies, and each of them will hold office until his or her successor has been duly elected or appointed, until reaching the mandatory retirement age, or until his or her earlier death, resignation or removal.

Each Nominee has consented to serve on the New Board if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of your Board.

A Nominee is deemed “independent” if the Nominee is not an “interested person” of the Fund Complex, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Nominee”). Each of the Nominees other than Mr. John K. Carter is considered an “Independent Nominee.” Mr. Carter is an “interested person” under the 1940 Act by virtue of his position with TFAI and its affiliates, as described in the table below. If elected, Mr. Carter will serve as Chairman of the New Board.

The mailing address of each Nominee is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716-1297. The Nominees, their ages, their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Fund Complex the Nominees are nominated to oversee if elected, and other board memberships they hold are set forth in the table below.

				Number of
				Portfolios
				in Fund
			Principal	Complex
	Position(s)	Length	Occupation(s)	to be	Other Board
	Held with	of Time	During Past	Overseen	Memberships
Name and Age	the Investment Companies	Served†	Five Years	by Nominee	Held by Nominee

Independent Nominees :††
Leo J. Hill Age: 51	Nominee/ Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Trustee, TA IDEX (2002 to present); Director, TIS (2002 to present); Trustee, ATST (2001 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L. J. Hill & Company (1999 to present); Market President, Nations Bank of Sun Coast Florida (1998 to 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 to 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 to 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 to 1991).	160	None

Russell A. Kimball, Jr. Age: 63	Nominee/ Board Member	Since 1986	Trustee, TA IDEX (2002 to present); Director, TIS (2002 to present); Trustee, ATST (1986 to present); General Manager, Sheraton Sand Key Resort (1975 to present).	160	None

Norm R. Nielsen Age: 68	Nominee/ Board Member	Since 2006	Retired (2005 to present); Trustee, TA IDEX (2006 to present); Director, TIS (2006 to present); Trustee, ATST (2006 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1988 to 2006); President, Kirkwood Community College (1979 to 2005).	160	Buena Vista University Board of Trustees (2004 to present)

John W. Waechter Age: 55	Nominee/ Board Member	Since 2004	Trustee, TA IDEX (2005 to present); Director, TIS (2004 to present); Trustee, ATST (2004 to present); employee, RBC Dain Rauscher (securities dealer) (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	160	None

Neal M. Jewell Age: 72	Nominee	N/A	Retired (2004 to present); Trustee, Diversified Investors Portfolios (“DIP”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”), and Diversified Investors Strategic Variable Funds (“DISVF”) (1993 to present); Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 to 2004).	160	None

				Number of
				Portfolios
				in Fund
			Principal	Complex
	Position(s)	Length	Occupation(s)	to be	Other Board
	Held with	of Time	During Past	Overseen	Memberships
Name and Age	the Investment Companies	Served†	Five Years	by Nominee	Held by Nominee

Eugene M. Mannella Age: 53	Nominee	N/A	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker/dealer) (1998 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1994 to present); President, International Fund Services (alternative asset administration) (1993 to 2005).	160	None

Joyce Galpern Norden Age: 68	Nominee	N/A	Retired (2004 to present); Trustee, DIP (2002 to present); Trustee, DIFG, DIFG II, and DISVF (1993 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004).	160	None

Patricia L. Sawyer Age: 57	Nominee	N/A	Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	160	None

Number of
Portfolios
in Fund
			Principal	Complex
	Position(s)	Length	Occupation(s)	to be	Other Board
	Held with	of Time	During Past	Overseen	Memberships
Name and Age	the Investment Companies	Served†	Five Years	by Nominee	Held by Nominee

Interested Nominee:†††
John K. Carter Age: 46	Nominee/ Board Member	Since 2006	President and Chief Executive Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), TA IDEX; Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), ATST; Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (2002 to June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to August 2006), TIS; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TFAI; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer (2003 to August 2006), Transamerica Investors, Inc. (“TII”); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 to 2005).	160	None

†	Indicates the earliest year in which the Nominee became a board member for a fund in the Fund Complex.

††	“Independent Nominee” means a person who is not an “interested person” as that term is defined in Section 2(a)(19) of the 1940 Act.

†††	Mr. Carter is an “interested person” under the 1940 Act because of his position with TFAI and certain of its affiliates. If elected, Mr. Carter will serve as Chairman of the New Board.

On July 10 and 11, 2007, each Board voted to establish a mandatory retirement age of 75 for Board Members, effective on the date on which the Nominees who are not currently Board Members of the Investment Companies (or any one of them) accept their elections and commence service as members of the New Board (the “Effective Date”). Pursuant to the mandatory retirement policy, any Independent Board Member who attained the age of 75 prior to the Effective Date will be deemed to have retired as of the Effective Date and any Independent Board Member who attains the age of 75 after the Effective Date will be deemed to have retired as of the last day of the calendar year in which he or she attains the age of 75. The policy also allows any Independent Board Member to elect to retire as of the Effective Date.

Each Investment Company will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Investment Company unless, as to liability to the Investment Company or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Investment Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Board Members or in a written opinion of legal counsel chosen by a majority of the Board Members and determined by them in their reasonable judgment to be independent, that such officers or Board Members have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Officers of the Investment Companies

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Investment Companies and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Position(s) Held
	with	Length
	the Investment	of Time	Principal Occupation(s)
Name and Age	Companies	Served*	During the Past Five Years

John K. Carter Age: 46	Chief Executive Officer and President	Since 2006	See the table above.
Dennis P. Gallagher Age: 36	Senior Vice President, General Counsel and Secretary	Since 2006	Senior Vice President, General Counsel and Secretary, TA IDEX, ATST and TIS (September 2006 to present); Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President and Secretary, TII (September 2006 to present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).

Position(s) Held
	with	Length
	the Investment	of Time	Principal Occupation(s)
Name and Age	Companies	Served*	During the Past Five Years

Elizabeth L. Belanger Age: 35	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TA IDEX, ATST and TIS (July 2007 to present); Deputy General Counsel and Conflicts of Interest Officer (August 2007 to present), Assistant Secretary (August 2005 to present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified (with Diversified since 2005); Director, TFLIC (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).
Joe Carusone Age: 41	Vice President, Treasurer and Principal Financial Officer	Since 2007	Vice President, Treasurer and Principal Financial Officer, TA IDEX, ATST and TIS (July 2007 to present); Vice President (August 2007 to present), Treasurer and Principal Financial Officer (2001 to present), DIP, DIFG, DIFG II and DISVF; Vice President, Diversified (with Diversified since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).
Christopher A. Staples Age: 37	Vice President and Chief Investment Officer	Since 2007	Vice President (July 2007 to present), Chief Investment Officer (June 2007 to present), Senior Vice President (June 2007 to July 2007), Senior Vice President - Investment Management (July 2006 to June 2007), Vice President - Investment Management (2004 to July 2006), TA IDEX, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Investment Administration, TII (2004 to present); Director, TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).

Position(s) Held
	with	Length
	the Investment	of Time	Principal Occupation(s)
Name and Age	Companies	Served*	During the Past Five Years

T. Gregory Reymann, II Age: 49	Chief Compliance Officer	Since 2006	Chief Compliance Officer TA IDEX, ATST, TIS and TFAI (September 2006 to present); Senior Vice President, TFAI (September 2006 to present); Senior Vice President, TA IDEX, ATST and TIS (September 2006 to July 2007); Chief Compliance Officer (September 2006 to present) and Vice President (2005 to present), TII; Vice President and Senior Counsel, TFS (2005 to 2006); Vice President and Counsel, TA IDEX, ATST, TFAI and TIS (2004 to 2006), TFS (2004 to 2005) and TIF (2004); Attorney, Gould, Cooksey, et al. (2002 to 2004).
Michael Masson Age: 36	Assistant Treasurer	Since 2005	Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Assistant Vice President, ATST and TIS (2005 to present); Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TFAI (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).
Suzanne Valerio-Montemurro Age: 42	Assistant Treasurer	Since 2007	Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Diversified (with Diversified since 1998).

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

As of June 30, 2007, all Board Members and officers as a group owned less than 1% of the outstanding shares of each Fund.

Nominee Ownership of Equity Securities

The following table shows the amount of equity securities beneficially owned by the Nominees as of June 30, 2007 in the Funds that they oversee and in all the funds in the Fund Complex.

Aggregate Dollar
Range of Equity
Securities in all
Funds to be
Overseen
by Nominee in
Family of
Investment
Nominee	Dollar Range of Equity Securities in Each Fund	Companies*

Independent Nominees:
Leo J. Hill**	TA IDEX	Over $100,000
TA IDEX Legg Mason Partners All Cap - $10,001 - $50,000
TA IDEX Legg Mason Partners Investors Value - $50,001 - $100,000
TA IDEX Marsico Growth - $10,001 - $50,000
TA IDEX MFS International Equity - Over $100,000
TA IDEX PIMCO Total Return - $10,001 - $50,000
TA IDEX Templeton Transamerica Global $10,001 - $50,000
TA IDEX Transamerica Balanced - $10,001 - $50,000
TA IDEX Transamerica Equity - $10,001 - $50,000
TA IDEX Transamerica Growth Opportunities - $1 - $10,000
TA IDEX Transamerica Value Balanced - $10,001 - $50,000
ATST
None
TIS
None
Russell A. Kimball, Jr.**	TA IDEX	Over $100,000
TA IDEX Asset Allocation - Growth Portfolio - $10,001 - $50,000
TA IDEX Asset Allocation - Moderate Growth Portfolio - Over $100,000
TA IDEX Asset Allocation - Moderate Portfolio - Over $100,000
TA IDEX Jennison Growth - $1 - $10,000
TA IDEX Legg Mason Partners All Cap - $50,001 - $100,000
TA IDEX Templeton Transamerica Global - Over $100,000
TA IDEX Transamerica Equity - Over $100,000
TA IDEX Transamerica Flexible Income - $1 - $10,000
TA IDEX Transamerica Growth Opportunities - $10,001 - $50,000
TA IDEX Transamerica High-Yield Bond - $1 - $10,000
TA IDEX Transamerica Money Market - Over $100,000
TA IDEX Transamerica Science & Technology - $10,001 - $50,000
TA IDEX Transamerica Value Balanced - $50,001 - $100,000
ATST
None
TIS
None
Norm R. Nielsen	TA IDEX	Over $100,000
TA IDEX Asset Allocation - Growth Portfolio - $10,001 - $50,000
TA IDEX Asset Allocation - Moderate Growth Portfolio - $50,001 - $100,000
TA IDEX Transamerica Equity - $1 - $10,000
TA IDEX Transamerica Small/Mid Cap Value - $10,001 - $50,000
TA IDEX Multi-Manager International Fund - $10,001 - $50,000
ATST
None
TIS

Aggregate Dollar
Range of Equity
Securities in all
Funds to be
Overseen
by Nominee in
Family of
Investment
Nominee	Dollar Range of Equity Securities in Each Fund	Companies*

John W. Waechter	TA IDEX	Over $100,000
TA IDEX Asset Allocation - Growth Portfolio - Over $100,000
TA IDEX Asset Allocation - Moderate Growth Portfolio - Over $100,000
TA IDEX Multi-Manager International Fund - Over $100,000
ATST
None
TIS - $10,001 - $50,000
Neal M. Jewell	TA IDEX	None
None
ATST
None
TIS
None
Eugene M. Mannella	TA IDEX	None
None
ATST
None
TIS
None
Joyce Galpern Norden	TA IDEX	None
None
ATST
None
TIS
None
Patricia L. Sawyer	TA IDEX	None
None
ATST
None
TIS
None
Interested Nominee:
John K. Carter	TA IDEX	Over $100,000
None
ATST
None
TIS
None

*	The family of investment companies consists of all funds in the Fund Complex.

**	A portion of the dollar range of equity securities in TA IDEX for this Board Member consists of allocations made under TA IDEX’s and ATST’s deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of TA IDEX elected by such Board Member (without the imposition of the sales charge).

None of the Independent Nominees or their immediate family members had any interest in the investment adviser, subadvisers or distributor of the Investment Companies, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.

Compensation

Information relating to compensation paid to the Board Members is set forth in Appendix B hereto.

Committees and Meetings of Each Board

The business and affairs of each Investment Company are managed by or under the direction of its Board.

During the fiscal year ended October 31, 2006, the Board of TA IDEX (the “TA IDEX Board”) met six times. During the fiscal year ended December 31, 2006, the Board of ATST (the “ATST Board”) met six times. During the fiscal year ended March 31, 2007, the Board of TIS (the “TIS Board”) met seven times. Each Board Member then in office attended at least 75% of the aggregate of the total number of meetings of the Board and of the total number of meetings held by all committees of the Board on which the member served.

TA IDEX and ATST do not hold annual meetings of shareholders, and therefore do not have a policy regarding attendance of Board members at annual meetings of shareholders. TIS holds annual meetings of shareholders, but does not have a policy with regard to attendance of Board members at such meetings. No TIS Board members attended last year’s annual meeting of shareholders.

Audit Committee

Each Board has established a separately designated Audit Committee in accordance with the 1940 Act. Each Board’s standing Audit Committee is composed of John W. Waechter (Chairman), Janice B. Case, Leo J. Hill, Daniel Calabria and Peter R. Brown, each of whom is an Independent Board Member and qualifies as an “independent” Board member for purposes of New York Stock Exchange listing standards. Each Audit Committee oversees the accounting and reporting policies and practices of the Investment Company, oversees the quality and integrity of the financial statements of the Investment Company, approves, prior to appointment, the engagement of the Investment Company’s independent auditors, and reviews and evaluates the independent auditors’ qualifications, independence and performance. The Audit Committee of the TIS Board also oversees TIS’s compliance with legal and regulatory requirements and prepares the audit committee report required by the Securities and Exchange Commission (the “SEC”) to be included in the annual proxy statement relating to each annual meeting of TIS shareholders. Each Audit Committee acts pursuant to a written charter. A copy of the written charter pursuant to which the Audit Committee of the TIS Board operates was included in an appendix to TIS’s proxy statement on Schedule 14A filed with the SEC on May 31, 2007. During the fiscal year ended October 31, 2006, the Audit Committee of the TA IDEX Board met six times. During the fiscal year ended December 31, 2006, the Audit Committee of the ATST Board met two times. During the fiscal year ended March 31, 2007, the Audit Committee of the TIS Board met five times.

The Audit Committee of the TIS Board has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2007 with its management, and discussed certain matters with TIS’s independent public accountant addressed by Statement on Auditing Standards No. 61. The Audit Committee has received written disclosures and a letter required by Independence Standards Board No. 1 from the independent public accountant and has discussed with the independent public accountant its independence. Based on the foregoing, the Audit Committee recommended to the TIS Board that its audited financial statements be included in TIS’s Annual Report for the fiscal year ended March 31, 2007 for filing with the SEC.

Governance and Nominating Committee

Each Board also has a standing Governance and Nominating Committee composed of Leo J. Hill (Chairman), Janice B. Case, Russell A. Kimball, Jr., John W. Waechter and Peter R. Brown, each of whom is an Independent Board Member and qualifies as an “independent” Board member for purposes of New York Stock Exchange listing standards. Each Governance and Nominating Committee has been established by each Board to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, (iii) select and nominate, or recommend for nomination to the Board, candidates for election as Board Members, and (iv) set necessary standards or qualifications for service on the Board. Each Governance and Nominating Committee acts pursuant to a written charter a copy of which is attached hereto as Appendix C.

Prior to the formation of the Governance and Nominating Committee of each Board on October 3 and 4, 2006, each Board had a separate Governance Committee and a Nominating Committee. During the fiscal year ended October 31, 2006, the Governance and Nominating Committee of the TA IDEX Board met once, and, prior to the formation of the Governance and Nominating Committee, the Governance Committee of the TA IDEX Board met two times and the Nominating Committee of the TA IDEX Board met once. During the fiscal year ended December 31, 2006, the Governance and Nominating Committee of the ATST Board did not meet and, prior to the formation of the Governance and Nominating Committee, the Governance Committee of the ATST Board met three times and the Nominating Committee of the ATST Board met once. During the fiscal year ended March 31, 2007, the Governance and Nominating Committee of the TIS Board met once and, prior to the formation of the Governance and Nominating Committee, the Governance Committee of the TIS Board met two times and the Nominating Committee of the TIS Board met once.

The charter states that the Governance and Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on its applicable Board, the Governance and Nominating Committee may consider and evaluate nominations properly submitted by shareholders of a Fund. Nominations proposed by shareholders will be properly submitted for consideration by a Governance and Nominating Committee only if shareholders submit their nominations in accordance with the qualifications and procedures set forth in the charter of the Governance and Nominating Committee. With regard to the Nominees, the Governance and Nominating Committee referred the consideration of their nomination to the Independent Board Members.

In order for each Governance and Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee:

•	the nominee must satisfy all qualifications provided in the Investment Company’s organizational documents, including qualification as a possible Independent Board Member if the nominee is to serve in that capacity;

•	the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

•	neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group;

•	neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

•	the nominee may not be an executive officer, director/trustee or person fulfilling similar functions for the nominating shareholder or any member of the nominating shareholder group, or for an affiliate of the nominating shareholder or any such member of the nominating shareholder group;

•	the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act); and

•	a shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Governance and Nominating Committee.

In addition, in order for the Governance and Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of an Investment Company’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board Member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination). In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment.

•	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years).

In connection with the identification, evaluation and nomination of candidates to the Board, each Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Investment Company’s investment advisers and other principal service providers. The Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. In assessing the qualification of a potential candidate for membership on the Board, the Governance and Nominating Committee may consider the candidate’s potential contribution to the operation of the Board and its committees and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Board Member candidates include:

•	public or private sector stature sufficient to instill confidence;

•	high personal and professional integrity;

•	good business sense;

•	ability to commit the necessary time to prepare for and attend meetings;

•	not financially dependent on Board Member retainer and meeting fees;

•	general understanding of financial issues, investing, financial markets and technology;

•	general understanding of balance sheets and operating statements;

•	first-hand knowledge of investing;

•	experience in working in a highly regulated and complex legal framework;

•	demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship;

•	ability to be critical, but not confrontational;

•	demonstrated ability to contribute to Board and committee process;

•	ability to consider diverse issues and make timely, well-informed decisions;

•	familiarity with the securities industry; and

•	qualification as an “Audit Committee Financial Expert.”

The Governance and Nominating Committee has oversight responsibilities and monitors certain issues, including the adviser’s and subadvisers’ codes of ethics, shareholder communications and shareholder complaint resolution and disaster recovery policies, in consultation with the Chief Compliance Officer and Independent Board Member counsel, that affect the duties of Independent Board Members.

Compensation Committee

Each Board has a Compensation Committee composed of Janice B. Case (Chairwoman), Leo J. Hill, Russell A. Kimball, Jr., Peter R. Brown and Charles C. Harris, each of whom is an Independent Board Member. Each Compensation Committee reviews compensation arrangements for each Board Member and makes recommendations regarding such compensation. Each Compensation Committee meets periodically, as necessary. During the fiscal year ended October 31, 2006, the Compensation Committee of the TA IDEX Board met once. During the fiscal year ended December 31, 2006, the Compensation Committee of the ATST Board met once. During the fiscal year ended March 31, 2007, the Compensation Committee of the TIS Board met two times.

Valuation Oversight Committee

Each Board has a Valuation Oversight Committee composed of Russell A. Kimball, Jr. (Chairman), Robert L. Anderson,* Peter R. Brown, Charles C. Harris and William W. Short, Jr., each of whom is an Independent Board Member. Each Valuation Oversight Committee oversees the process by which the Investment Company calculates its net asset value to verify consistency with the Investment Company’s valuation policies and procedures, industry guidance, interpretative positions issued by the SEC and its staff, and industry best practices. Each Valuation Oversight Committee meets periodically, as necessary. During the fiscal year ended October 31, 2006, the Valuation Oversight Committee of the TA IDEX Board met three times. During the fiscal year ended December 31, 2006, the Valuation Oversight Committee of the ATST Board met three times. During the fiscal year ended March 31, 2007, the Valuation Oversight Committee of the TIS Board met three times.

Marketing and Proxy Voting Committee

Each Board has a Marketing and Proxy Voting Committee composed of Robert L. Anderson (Chairman),* Peter R. Brown, William W. Short, Jr., Norm R. Nielsen and Jack E. Zimmerman,* each of whom is an Independent Board Member. Each Marketing and Proxy Voting Committee’s objective is to (i) provide oversight and leadership relating to the marketing of the Funds’ shares and to oversee the Funds’ distribution arrangements, including the distribution related services provided to the Funds and their shareholders, (ii) provide oversight to the proxy voting committee of management, and (iii) vote proxies on behalf of the Funds in certain conflict situations such as in matters where the Funds’ consent to vote proxies is required where a Fund’s investment adviser or sub-adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. Prior to the formation of the Marketing and Proxy Voting Committee of each Board on October 3 and 4, 2006, each Board had a separate Marketing Committee and a Proxy Voting Committee. During the fiscal year ended October 31, 2006, the Marketing and Proxy Voting Committee of the TA IDEX Board met once and, prior to the formation of the Marketing and Proxy Voting Committee, the Marketing Committee of the TA IDEX Board did not meet and the Proxy Voting Committee of the TA IDEX Board did not meet. During the fiscal year ended December 31, 2006, the Marketing and Proxy Voting Committee of the ATST Board did not meet and, prior to the formation of the Marketing and Proxy Voting Committee, the Marketing Committee of the ATST Board met once and the Proxy Voting Committee of the ATST Board did not meet. During the fiscal year ended March 31, 2007, the Marketing and Proxy Voting Committee of the TIS Board met once and, prior to the formation of the Marketing and Proxy Voting Committee, the Marketing Committee of the TIS Board did not meet and the Proxy Voting Committee of the TIS Board did not meet.

Contract Review Committee

Each Board has a Contract Review Committee composed of Charles C. Harris (Chairman), Peter R. Brown, Daniel Calabria, Norm R. Nielsen and Jack E. Zimmerman,* each of whom is an Independent Board Member. Each Contract Review Committee oversees the Investment Company’s relationship with key service providers by overseeing the contract review process, helps ensure that the best interests of the Investment

*  Mr. Anderson and Mr. Zimmerman serve as Board Members of TA IDEX only.

Company and its shareholders are served by the terms of each contract and makes recommendations to the Board. Each Board, not the Contract Review Committee, approves, rejects or continues a contract. Each Contract Review Committee meets periodically, as necessary. During the fiscal year ended October 31, 2006, the Contract Review Committee of the TA IDEX Board met once. During the fiscal year ended December 31, 2006, the Contract Review Committee of the ATST Board met once. During the fiscal year ended March 31, 2007, the Contract Review Committee of the TIS Board met once.

Other Information About TFAI

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI, as investment adviser to ATST and TA IDEX, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. The investigation does not affect any of the Investment Companies or the Funds. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, TFAI believes that the likelihood that it will have a material adverse impact on TFAI is remote. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to mutual funds and to bring all matters to an appropriate conclusion. TFAI and/or its affiliates, and not the Investment Companies or the Funds, will bear the costs regarding these regulatory matters.

Required Vote

This Proposal I must be approved by a plurality of the votes cast in person or by proxy at a Special Meeting at which a quorum exists.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

PROPOSAL II — APPROVAL OF AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF TRUST

Mutual funds are subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. TA IDEX and ATST are subject to Delaware law because each of these Trusts is organized as an entity known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the trustees and the shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in a governing instrument, usually called an agreement and declaration of trust. Each of the Trusts currently operates under an agreement and declaration of trust (each, an “Existing Declaration”).

At each Fund’s Special Meeting, shareholders entitled to vote with respect to a Fund will be asked to approve an amendment to the Existing Declaration applicable to that Fund.

The proposed amendment for each Existing Declaration (the “Amendment”) would permit future amendments to the agreement and declaration of trust to be made by action of the Board without approval of the shareholders. The Existing Declarations currently may be amended by the Boards without shareholder approval except for (i) an amendment affecting the voting powers specifically granted to them in the Existing Declaration, (ii) any amendment to the amendment provisions of the Existing Declaration, (iii) any amendment required by law or the Trust’s registration statement; and (iv) any amendment submitted to shareholders by the Boards.

In addition, each Existing Declaration provides that no amendment to the Existing Declaration may be made that would limit the rights of insurance with respect to acts or omissions of persons covered by the insurance provisions of the Existing Declaration prior to such amendment, or that would limit the rights to indemnification as provided in the Existing Declaration. The Amendment contains similar but not identical provisions.

The proposed Amendment and the corresponding provision in the Existing Declarations for TA IDEX and ATST are set forth below.

Proposed Amendment	Corresponding Existing Provision

Amendments to Declaration and Certificate of Trust.
(a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

(c) The Trust’s Certificate of Trust may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.	Amendment Procedure. Except as specifically provided in this section, the Trustees may, without shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment that would affect their right to vote granted in Section 5.9 hereof, (ii) on any amendment to this section, (iii) on any amendment that may be required to be approved by Shareholders by applicable law or by the Trust’s Registration Statement filed with the Commission, and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Class shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights of insurance provided by Section 4.5 with respect to acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article IV hereof. The Trustees may, without Shareholder vote, restate, amend or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

By allowing future amendments of an agreement and declaration of trust without shareholder approval, the Amendment gives the Boards the necessary authority to react quickly to future contingencies. A Board would still be required to submit a future amendment to a vote of a Fund’s shareholders if such a vote were required by applicable law, or a Board could determine at any time to submit a future amendment to the agreement and declaration of trust for a vote of the shareholders, even though not required by law or by the agreement and declaration of trust itself.

At a meeting of the Funds’ Boards held in July 2007, the Boards approved the Amendment as well as further changes to the Existing Declarations which are designed to provide more flexibility to the Boards in governing the Funds. Many of these further changes approved by the Boards may be made under the terms of the Existing Declarations without the approval or consent of the shareholders, and each Board intends to make these changes even if the Amendment is not approved by shareholders. Other changes, which affect the voting rights of shareholders provided in the Existing Declarations, will be made only if shareholders approve the Amendment. The form of amended and restated agreement and declaration of trust for TA IDEX and ATST, incorporating all of the changes approved by the Boards (the “New Declaration”), is attached hereto as Appendix D. A summary of some of the more important differences between the Existing Declarations and the New Declarations is set forth below. The summary is qualified in its entirety by reference to Appendix D. Shareholders should carefully review the New Declaration and carefully consider the differences described below, as a vote in favor of the Amendment will have the effect of authorizing the Trust’s Board to adopt the New Declaration in its entirety.

Summary of Significant Differences between Existing Declarations and New Declarations

The 1940 Act requires a vote by shareholders of mutual funds on various matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act and the regulations thereunder to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances where the merger or consolidation involves an affiliated party. The New Declarations provide for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permit, consistent with Delaware law, actions by the Boards without seeking the consent of shareholders. This provision permits the Boards to act quickly in response to competitive or regulatory conditions without the cost and delay of a meeting of the shareholders when the Boards believe that the action is in the best interests of shareholders. Similarly, as discussed below, the Boards have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class. Under the Existing Declarations, shareholders are also entitled to vote on certain amendments to the declarations of trust, as described above. Although under both the Existing Declarations and the New Declarations, the Boards may terminate the Trust or a Fund without shareholder approval, under the Existing Declarations, but not the New Declarations, shareholders may vote to terminate the Trust or a Fund.

The New Declarations provide for dollar-weighted voting, where each shareholder of a Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declarations provide that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote. Each of TA IDEX and ATST is composed of multiple Funds or series. Because each Fund, as a series of a Trust, can have a different share price than other Funds that are also series of the Trust, shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher-priced shares. For example, if a Fund’s shares are selling for $10 per share, a $1,000 investment will purchase 100 shares. If another Fund in the same Trust has shares selling for $50 a share, that same $1,000 investment will purchase only 20 shares of that Fund. Therefore, under the Existing Declarations, when shareholders of the Trust vote together as a single class, a shareholder of the first Fund has five times the vote of a shareholder in the second Fund, even though the economic interest of each shareholder is the same. For this reason, the Boards believe that the change to dollar-weighted voting, which would assure that a shareholder’s voting power matches the shareholder’s economic interest in the Trust, is appropriate.

The New Declarations provide that the Trustees may set in the bylaws provisions relating to the calling and holding of shareholder meetings (including the holding of meetings by electronic or other similar means) and related matters. The Existing Declarations specify who may call a meeting of shareholders, and provide that a meeting may be called at any time upon the written request of a shareholder or the holders of not less than 10% of all of the shares entitled to be voted at such meeting.

The New Declarations would permit the Boards to reorganize or combine a Trust, any Fund that is a series of the Trust or any class of a Fund, into any corporation, association, trust or series (including another series or class of the Trust), or other entity, whether currently existing or newly created, without shareholder approval where approval of the shareholders is not otherwise required under the 1940 Act. The 1940 Act requires reorganizations or fund combinations involving affiliated funds to be approved by the shareholders of the fund being acquired where certain conditions are not satisfied. Like the New Declarations, the Existing Declarations do not require shareholder approval for reorganizations or combinations of the Trust as a whole with other operating entities, or to merge or reorganize a series into a newly-created entity, except when shareholder approval would be required under the 1940 Act; the Existing Declarations do not specifically address reorganizations or combinations with other operating entities involving only series or classes of the Trust.

Permitting the Trustees to authorize reorganizations and combinations without seeking shareholder approval gives a Board the flexibility, when considering reorganizations, to make decisions it feels are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting approval of the shareholders. As part of the consolidation and restructuring of the Fund Complex, it is expected that in the relatively near future TFAI will propose the combination of certain existing Funds. In that case, if the Amendment is approved by shareholders and if a Board determines that a particular fund combination is in the best interests of a fund and its shareholders, the Board may further determine to combine the funds without seeking approval of the shareholders, if approval is not otherwise required under the 1940 Act. The New Declarations require that shareholders receive written notification of any such transaction. A fund combination or reorganization could, in certain circumstances, adversely affect a Fund’s or class’s expense ratio or other aspects of a shareholder’s investment.

The New Declarations and Existing Declarations authorize the Trustees to establish classes of shares and to abolish any classes so established. The New Declarations also specifically authorize the Trustees to determine and change the rights and preferences, qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the classes so established, and to combine one or more classes of a series with another class in that series.

The Existing Declarations, unlike the New Declarations, contain detailed provisions relating to the custody of fund assets, and provide for shareholder voting in connection therewith under certain circumstances. The New Declarations also change, from a 1940 Act majority vote to a two-thirds vote, the shareholder vote required to remove a Trustee from office, as discussed below.

If the Amendment is not approved by shareholders of a Trust, those provisions of the New Declarations discussed above that would change a shareholder’s voting rights from those rights provided in the Existing Declarations will not go into effect for that Trust, and the form of New Declaration for that Trust will be accordingly revised so that it will be substantially the same as the Existing Declarations with respect to those voting provisions.

In addition to the changes described above, the New Declarations contain a number of other significant changes that may be effected without approval of the shareholders. The New Declarations provide a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. The New Declarations provide that, subject to Delaware law, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Board. The provisions of the New Declarations detail various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Boards have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Board Members who are considered independent for the purposes of considering the demand or a committee of such Boards determine that maintaining the suit would not be in the best interests of the Fund, the Boards are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Boards not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. These provisions further provide that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the agreement and declaration of trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The New Declarations further provide that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and then only fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates. The New Declarations also require that, subject to Delaware law, actions by shareholders against a Fund be brought only in a specified federal court in New York, or a specified state court in New York, and provide that the right to jury trial be waived to the fullest extent permitted by law.

The Existing Declarations provide that shareholders may not bring or maintain any court action, proceeding or claim on behalf of a Trust without first making demand on the Board requesting the Board to bring the action and require that shareholders who hold at least 10% of the outstanding shares of the Trust, or of the outstanding shares of the series or class to which the action relates, must join in a demand. Such demand may be excused only when a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue. Under both the New Declarations and the Existing Declarations, a Trustee is not deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his or her service on the Board of the Trust or on the boards of one or more trusts that are under common management with or otherwise affiliated with the Trust. The Existing Declarations also set forth procedures for making such demand and the procedures to be followed by the Boards in considering such request, but these procedures are not as detailed as those provided in the New Declarations.

These provisions of the New and Existing Declarations are intended to save the time and expense of bringing a suit that a Board in its judgment does not believe would be in the best interests of the Trust and to align more closely the rights and powers of shareholders and the Board of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Delaware business corporation. The effect of these provisions may be to discourage suits brought in the name of a Trust or Fund by shareholders.

The Existing Declarations permit the Board to set a minimum amount for shareholder accounts from time to time, and to redeem the shares in accounts that fall below that level. The New Declarations would continue to permit a Fund to involuntarily redeem shares in accounts that fall below the minimum account size set by the Board. The New Declarations would also permit, as an alternative, fees to be charged to shareholders holding accounts below the minimum account size, and would permit a Fund to involuntarily redeem shares in order to pay such account fees, and provide further flexibility to a Board to take action with respect to minimum investment amounts as the Board may deem necessary or appropriate. Each Fund currently pays certain costs that are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can, therefore, materially increase a Fund’s expense ratio. The Boards believe it is important for the Funds to have the flexibility to be able to charge an additional fee for accounts falling below a specified minimum investment level. This would allow the Funds to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining such accounts. While the Boards have not determined to charge small account fees, small account fees may be imposed in the future. To the extent that a company affiliated with a Fund’s investment adviser serves as the Fund’s transfer agent or sub-transfer agent, the Fund’s investment adviser would benefit from the payment of small account fees.

The New Declarations are similar to the Existing Declarations with respect to those provisions governing the election, retirement and removal of Board Members, except that under the New Declarations, a Board Member may be removed by action of two-thirds of the other Board Members or by vote of two-thirds of the shareholders, with or without cause. Under the Existing Declarations, Board Members may be removed by action of two-thirds of the other Board Members only for cause, or by a 1940 Act majority vote of the shareholders, with or without cause. As a result, under the New Declarations, it may be more difficult for shareholders to remove a Board Member. Also, under the New Declarations, the Board Members would have the power to remove a Board Member (including a Board Member who had been elected by shareholders) even though such Board Member had not engaged in any conduct that would give rise to “cause” for removal. A Board Member would be removed only if two-thirds of the remaining Board Members deem such removal as necessary to ensure the effective operation of the Board and otherwise serve the best interest of shareholders.

For the avoidance of doubt, the New Declarations also clarify that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Board Member or a Board Member who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Board Member in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Board Member’s rights or entitlement to indemnification. The Existing Declarations contain such a provision only as to a Board Member designated as a financial expert.

The New Declarations provide for the indemnification of Board Members and officers to the fullest extent provided by law, and the Existing Declarations similarly provide for the indemnification of Board Members and officers. For the avoidance of doubt, the New Declarations specifically provide that the Trust may enter into contracts to provide indemnification to a Board Member, officer, or any other person (including a trustee or officer of another fund that is combined with a series of the Trust), and such contracts would not be subject to the indemnification provisions in the agreement and declaration of trust, and further, that a person’s right to indemnification under the agreement and declaration of trust does not affect any rights such person might have under contract or law.

Both the Existing Declarations and the New Declarations provide that no assessments may be made against shareholders of the Funds. For the avoidance of doubt, the New Declarations make clear that any sales loads or charges, redemption or account fees or any other fees and charges not prohibited as charges to shareholders under the 1940 Act or other applicable laws are not deemed to be assessments for the purposes of this provision.

The New Declarations, unlike the Existing Declarations, permit Board action by written consent of a majority of the Board, rather than by all Board Members. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting, or obtaining the consent of the entire Board and, therefore, will allow the Board to take actions more quickly, if necessary, and with less expense.

Each Trust’s Board has approved the Amendment and recommends that you vote to approve the Amendment also. The Boards believe that it is in the best interests of shareholders to permit the modernization of the Funds’ Existing Declarations and to make them uniform, to the extent possible, across all the Investment Companies in the expanded Fund Complex. It is anticipated that the overall effect of the changes to the declarations of trust will be to make the administration of the Funds more efficient and provide more flexibility for the operation of the Funds, within the limits of applicable law. This increased flexibility may allow the Boards to react more quickly to changes in competitive and regulatory conditions. Adoption of the Amendment and any subsequent changes to the declarations of trust will not remove any of the protections provided to shareholders of mutual funds under federal law or alter in any way the Boards’ existing fiduciary obligations under both federal and Delaware law to act with due care and in the best interests of the shareholders. Before utilizing any new flexibility that the New Declarations may afford, the Boards must first consider shareholders’ interests and then act in accordance with those interests.

You should note that your Fund’s current investments and investment policies will not change by virtue of the adoption of the Amendment or the New Declarations.

Required Vote

To become effective for a Trust, Proposal II must be approved by a majority of the shares entitled to vote and voting on the matter, with the shareholders of each Fund that is a series of that Trust voting together as a single class.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE AGREEMENT AND DECLARATION OF TRUST.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before the Special Meetings, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the administrator of the Funds, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFS is also the transfer agent of TA IDEX and ATST. Mellon Investors Services, LLC, Newport Office Center VII, 480 Washington Boulevard, Jersey City, New Jersey 07310 is TIS’s transfer agent. The current principal underwriter/distributor of the Funds (other than TIS) is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TFAI, TFS and TCI are all affiliated due to their common ultimate ownership by AEGON, N.V.

Annual and Semi-Annual Reports

Shareholders of TA IDEX can find important information about TA IDEX’s funds in their annual reports dated October 31, 2006 and their semi-annual reports dated April 30, 2007 which have been previously mailed to shareholders. Shareholders of ATST can find important information about ATST’s portfolios in their annual reports dated December 31, 2006 and their semi-annual reports dated June 30, 2007, which have been or are being mailed to shareholders. Shareholders of TIS can find important information about TIS in its annual report dated March 31, 2007, which has been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at the address shown on the first page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about August 27, 2007, but proxies may also be solicited by telephone and/or in person by representatives of the Funds, regular employees of TFAI or its affiliate(s), or Computershare Fund Services (“Computershare”), a private proxy services firm. The estimated cost of retaining Computershare is approximately $3.9 million. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meetings, including the preparation and mailing of the notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by TFAI and/or its affiliates.

Independent Registered Public Accounting Firm

The Board Members, including a majority of the independent Board Members, of each Fund have selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds. PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

Each Fund’s Audit Committee approved the engagement of PwC as each Fund’s independent registered public accounting firm for the Fund’s most recent fiscal year, as well as for the current fiscal year. PwC provides audit and accounting services including audit to the annual financial statements, assistance and consultation with respect to filings with the SEC, and preparation for annual income tax returns.

The reports of PwC on each Fund’s financial statements for each of the last two fiscal years audited by PwC contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of PwC will be present at the Special Meetings.

Appendix E sets forth for each Fund, for each of the Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix E is presented under the following captions:

(a) Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees — fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to TFAI and any service providers controlling, controlled by or under common control with TFAI that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, TFAI and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) TFAI and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and

(c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by PwC to TFAI and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by PwC to each Fund, TFAI or Covered Service Providers that were required to be pre-approved were pre-approved as required.

For each Fund’s two most recent fiscal years, there were no services rendered by PwC to the Fund for which the pre-approval requirement was waived.

There were no non-audit fees billed by PwC for services rendered to TA IDEX in each of the last two fiscal years ended October 31, 2005 and October 31, 2006, respectively. In addition, there were no non-audit fees billed by PwC for services rendered to TFAI or any Covered Service Provider(s) that provide ongoing services to TA IDEX in each of the last two fiscal years ended October 31, 2005 and October 31, 2006, respectively.

There were no non-audit fees billed by PwC for services rendered to ATST in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively. In addition, there were no non-audit fees billed by PwC for services rendered to TFAI or any Covered Service Provider(s) that provide ongoing services to ATST in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively.

There were no non-audit fees billed by PwC for services rendered to TIS in each of the last two fiscal years ended March 31, 2006 and March 31, 2007, respectively. In addition, there were no aggregate non-audit fees billed by PwC for services rendered to TFAI or any Covered Service Provider(s) that provides ongoing services to TIS in each of the last two fiscal years ended March 31, 2006 and March 31, 2007, respectively.

5% Share Ownership

As of August 15, 2007, the persons listed in Appendix F owned of record the amount of shares of the Funds indicated in Appendix F.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Applicable laws require Board members and officers of TIS, TFAI, the affiliated persons of TFAI and the beneficial owners of more than 10% of the interests of TIS (collectively, “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange and to provide copies of these reports to TIS. Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, TIS believes that no person owned beneficially more than 10% of its interests during the fiscal year ended March 31, 2007 and that the Reporting Persons complied with all applicable filing requirements during such period.

Shareholders Communications to the Boards

Shareholders of a Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Funds’ address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to shareholders or owners of variable annuity contracts and variable life policies, as applicable, (for purposes of this paragraph, collectively, “shareholders”) residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, neither ATST nor TA IDEX holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to Funds that are series of ATST or TA IDEX must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders of TIS wishing to submit proposals for inclusion in a proxy statement for its next annual shareholder meeting should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716 no later than January 29, 2008 in order to be included in the Fund’s proxy statement and form of proxy relating to that subsequent meeting. Notice of a proposal will be considered untimely if it is submitted after April 9, 2008. However, timely submission of a proposal does not necessarily mean that the proposal will be included in the fund’s proxy statement. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund’s annual meeting of shareholders in 2008 may exercise discretionary voting power, to the extent permitted by New York Stock Exchange rules, with respect to any such proposal.

Fiscal Year

The fiscal year end of each Fund that is a series of ATST is December 31. The fiscal year end of each Fund that is a series of TA IDEX is October 31. The fiscal year end of TIS is March 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Special Meeting. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meetings.

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Information about the Funds

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Please submit your voting instructions promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the Internet.

To ensure the presence of a quorum at the Special Meetings, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of each of Transamerica IDEX Mutual Funds, AEGON/Transamerica Series Trust and Transamerica Income Shares, Inc.

, 2007
570 Carillon Parkway	Dennis P. Gallagher
St. Petersburg, FL 33716	Senior Vice President, Secretary and General Counsel

LIST OF APPENDICES

Appendix A:	Funds’ Issued and Outstanding Shares
Appendix B:	Compensation of the Board Members
Appendix C:	Governance and Nominating Committee Charter
Appendix D:	Form of New Agreement and Declaration of Trust
Appendix E:	Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
Appendix F:	Beneficial Owners of 5% or More of the Outstanding Shares of the Funds

Appendix A

Funds’ Issued and Outstanding Shares

Outstanding Shares
Fund	as of the Record Date

Transamerica IDEX Mutual Funds
TA IDEX AllianceBernstein International Value
TA IDEX American Century Large Company Value
TA IDEX Asset Allocation — Conservative Portfolio
TA IDEX Asset Allocation — Growth Portfolio
TA IDEX Asset Allocation — Moderate Growth Portfolio
TA IDEX Asset Allocation — Moderate Portfolio
TA IDEX Bjurman, Barry Micro Emerging Growth
TA IDEX BlackRock Global Allocation
TA IDEX BlackRock Large Cap Value
TA IDEX BlackRock Natural Resources
TA IDEX Clarion Global Real Estate Securities
TA IDEX Evergreen Health Care
TA IDEX Evergreen International Small Cap
TA IDEX Federated Market Opportunity
TA IDEX Jennison Growth
TA IDEX JPMorgan International Bond
TA IDEX JPMorgan Mid Cap Value
TA IDEX Legg Mason Partners All Cap
TA IDEX Legg Mason Partners Investors Value
TA IDEX Loomis Sayles Bond
TA IDEX Marsico Growth
TA IDEX Marsico International Growth
TA IDEX Mellon Market Neutral Strategy
TA IDEX MFS International Equity
TA IDEX Multi-Manager Alternative Strategies Fund
TA IDEX Multi-Manager International Fund
TA IDEX Neuberger Berman International
TA IDEX Oppenheimer Developing Markets
TA IDEX Oppenheimer Small- & Mid-Cap Value
TA IDEX PIMCO Real Return TIPS
TA IDEX PIMCO Total Return
TA IDEX Protected Principal Stock
TA IDEX Templeton Transamerica Global
TA IDEX Third Avenue Value
TA IDEX Transamerica Balanced
TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Equity
TA IDEX Transamerica Flexible Income
TA IDEX Transamerica Growth Opportunities
TA IDEX Transamerica High-Yield Bond

Outstanding Shares
Fund	as of the Record Date

TA IDEX Transamerica Money Market
TA IDEX Transamerica Science & Technology
TA IDEX Transamerica Short-Term Bond
TA IDEX Transamerica Small/Mid Cap Value
TA IDEX Transamerica Value Balanced
TA IDEX UBS Dynamic Alpha
TA IDEX UBS Large Cap Value
TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Mid-Cap Growth
TA IDEX Van Kampen Small Company Growth
AEGON/Transamerica Series Trust
American Century Large Company Value
Asset Allocation — Conservative Portfolio
Asset Allocation — Growth Portfolio
Asset Allocation — Moderate Growth Portfolio
Asset Allocation — Moderate Portfolio
BlackRock Large Cap Value
Capital Guardian Global
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion Global Real Estate Securities
Federated Market Opportunity
International Moderate Growth Fund
Jennison Growth
JPMorgan Core Bond
JPMorgan Enhanced Index
JPMorgan Mid Cap Value
Legg Mason Partners All Cap
Marsico Growth
MFS High Yield
MFS International Equity
Munder Net50
PIMCO Total Return
Templeton Transamerica Global
Third Avenue Value
Transamerica Balanced
Transamerica Convertible Securities
Transamerica Equity
Transamerica Equity II
Transamerica Growth Opportunities
Transamerica Money Market
Transamerica Science & Technology
Transamerica Small/Mid Cap Value
Transamerica U.S. Government Securities

Outstanding Shares
Fund	as of the Record Date

Transamerica Value Balanced
T. Rowe Price Equity Income
T. Rowe Price Growth Stock
T. Rowe Price Small Cap
Van Kampen Active International Allocation
Van Kampen Large Cap Core
Van Kampen Mid-Cap Growth
Transamerica Income Shares, Inc.

Appendix B

Compensation of the Board Members

Members of each Board who are not “interested persons,” as defined in the 1940 Act, receive an annual retainer fee as well as an additional annual fee for service on one or more committees and are reimbursed for all travel and out-of-pocket expenses relating to attendance at such meetings. Mr. John K. Carter, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for out-of-pocket expenses relating to attendance at such meetings.

TA IDEX Board

Each Independent Board Member of the TA IDEX Board receives a total annual retainer fee of $64,000 from the Funds that are series of TA IDEX (collectively, the “TA IDEX Funds”). Each TA IDEX Fund pays a pro rata share of the fee allocable to the Fund based on the relative assets of the Fund. The Chairman of the Board also receives an additional retainer of $20,000 per year. Effective January 1, 2007, a TA IDEX Board Member serving on one committee of the TA IDEX Board will receive an additional annual fee of $3,000 and a TA IDEX Board Member that serves on two or more committees will receive an additional annual fee of $6,000. Any “Audit Committee Financial Expert” of the Audit Committee also receives an additional retainer of $5,000. Any fees and expenses paid to Board Members who are affiliates of TFAI or Transamerica Capital, Inc., the Funds’ underwriter and distributor (“TCI”), are paid by TFAI and/or TCI and not by the TA IDEX Funds. During the fiscal year ended October 31, 2006, the TA IDEX Funds reimbursed Board Member expenses in an aggregate amount of $16,313. TA IDEX Board Members who also serve on the ATST Board or the TIS Board receive compensation for service on those Boards as well, as discussed in this Appendix B.

Under a non-qualified deferred compensation plan effective January 1, 1996 (the “Deferred Compensation Plan”) all or a portion of compensation that would otherwise be payable to an Independent Board Member on a current basis for services rendered as a member of the TA IDEX Board may be deferred. Deferred compensation amounts will accumulate based on the value of Class A shares of a Fund (without imposition of a sales charge), as elected by the Board Member. It is not anticipated that the Deferred Compensation Plan will have any material impact on the TA IDEX Funds.

The following table sets forth the compensation amounts paid to the Independent Board Members of the TA IDEX Board for the fiscal year ended October 31, 2006.

	Robert	Peter		Janice	Charles	Leo	Russell	Norm	William	John	Jack
	L.	R.	Daniel	B.	C.	J.	A.	R.	W.	W.	E.
Fund	Anderson	Brown	Calabria	Case	Harris	Hill	Kimball, Jr.	Nielsen	Short, Jr.	Waechter	Zimmerman

TA IDEX AllianceBernstein International Value	$785	$1,178	$923	$923	$923	$923	$847	$220	$923	$975	$785
TA IDEX American Century Large Company Value	966	1,450	1,136	1,136	1,136	1,136	1,043	271	1,136	1,200	966
TA IDEX Asset Allocation — Conservative Portfolio	1,574	2,361	1,850	1,850	1,850	1,850	1,698	442	1,850	1,954	1,574
TA IDEX Asset Allocation — Growth Portfolio	4,011	6,017	4,715	4,715	4,715	4,715	4,328	1,126	4,715	4,979	4,011
TA IDEX Asset Allocation — Moderate Growth Portfolio	7,484	11,225	8,797	8,797	8,797	8,797	8,074	2,101	8,797	9,289	7,484
TA IDEX Asset Allocation — Moderate Portfolio	4,664	6,996	5,482	5,482	5,482	5,482	5,032	1,309	5,482	5,789	4,664
TA IDEX Bjurman, Barry Micro Emerging Growth	130	195	153	153	153	153	140	36	153	161	130
TA IDEX BlackRock Global Allocation	1,165	1,747	1,369	1,369	1,369	1,369	1,257	327	1,369	1,446	1,165

	Robert	Peter		Janice	Charles	Leo	Russell	Norm	William	John	Jack
	L.	R.	Daniel	B.	C.	J.	A.	R.	W.	W.	E.
Fund	Anderson	Brown	Calabria	Case	Harris	Hill	Kimball, Jr.	Nielsen	Short, Jr.	Waechter	Zimmerman

TA IDEX BlackRock Large Cap Value	1,473	2,210	1,732	1,732	1,732	1,732	1,590	414	1,732	1,829	1,473
TA IDEX BlackRock Natural Resources*	0	0	0	0	0	0	0	0	0	0	0
TA IDEX Clarion Global Real Estate Securities	535	802	628	628	628	628	577	150	628	664	535
TA IDEX Evergreen Health Care	1,309	1,963	1,538	1,538	1,538	1,538	1,412	367	1,538	1,624	1,309
TA IDEX Evergreen International Small Cap	1,029	1,543	1,209	1,209	1,209	1,209	1,110	289	1,209	1,277	1,029
TA IDEX Federated Market Opportunity	290	436	341	341	341	341	313	82	341	360	290
TA IDEX Jennison Growth	452	678	531	531	531	531	487	127	531	561	452
TA IDEX JPMorgan International Bond	1,519	2,279	1,786	1,786	1,786	1,786	1,639	426	1,786	1,886	1,519
TA IDEX JPMorgan Mid Cap Value	785	1,177	923	923	923	923	847	220	923	974	785
TA IDEX Legg Mason Partners All Cap	360	540	423	423	423	423	388	101	423	447	360
TA IDEX Legg Mason Partners Investors Value	529	794	622	622	622	622	571	149	622	657	529
TA IDEX Loomis Sayles Bond	0	0	0	0	0	0	0	0	0	0	0
TA IDEX Marsico Growth	476	715	560	560	560	560	514	134	560	591	476
TA IDEX Marsico International Growth	1,122	1,682	1,318	1,318	1,318	1,318	1,210	315	1,318	1,392	1,122
TA IDEX Mellon Market Neutral Strategy*	0	0	0	0	0	0	0	0	0	0	0
TA IDEX MFS International Equity	219	329	257	257	257	257	236	61	257	272	219
TA IDEX Multi-Manager Alternative Strategies Fund*	0	0	0	0	0	0	0	0	0	0	0
TA IDEX Multi-Manager International Fund	286	430	337	337	337	337	309	80	337	355	286
TA IDEX Neuberger Berman International	1,419	2,129	1,668	1,668	1,668	1,668	1,531	398	1,668	1,762	1,419
TA IDEX Oppenheimer Developing Markets	1,079	1,618	1,268	1,268	1,268	1,268	1,164	303	1,268	1,339	1,079
TA IDEX Oppenheimer Small- & Mid-Cap Value	268	402	315	315	315	315	289	75	315	332	268
TA IDEX PIMCO Real Return TIPS	2,110	3,165	2,480	2,480	2,480	2,480	2,276	592	2,480	2,619	2,110
TA IDEX PIMCO Total Return	816	1,225	960	960	960	960	881	229	960	1,013	816
TA IDEX Protected Principal Stock	144	217	170	170	170	170	156	41	170	179	144
TA IDEX Templeton Transamerica Global	434	652	511	511	511	511	469	122	511	539	434
TA IDEX Third Avenue Value*	0	0	0	0	0	0	0	0	0	0	0

	Robert	Peter		Janice	Charles	Leo	Russell	Norm	William	John	Jack
	L.	R.	Daniel	B.	C.	J.	A.	R.	W.	W.	E.
Fund	Anderson	Brown	Calabria	Case	Harris	Hill	Kimball, Jr.	Nielsen	Short, Jr.	Waechter	Zimmerman

TA IDEX Transamerica Balanced	408	612	480	480	480	480	440	115	480	506	408
TA IDEX Transamerica Convertible Securities	702	1,052	825	825	825	825	757	197	825	871	702
TA IDEX Transamerica Equity	2,549	3,824	2,997	2,997	2,997	2,997	2,751	716	2,997	3,164	2,549
TA IDEX Transamerica Flexible Income	1,105	1,657	1,298	1,298	1,298	1,298	1,192	310	1,298	1,371	1,105
TA IDEX Transamerica Growth Oppor- tunities	1,685	2,528	1,981	1,981	1,981	1,981	1,818	473	1,981	2,092	1,685
TA IDEX Transamerica High-Yield Bond	1,611	2,417	1,894	1,894	1,894	1,894	1,738	452	1,894	2,000	1,611
TA IDEX Transamerica Money Market	5,202	7,802	6,114	6,114	6,114	6,114	5,612	1,460	6,114	6,456	5,202
TA IDEX Transamerica Science & Technology	687	1,030	807	807	807	807	741	193	807	853	687
TA IDEX Transamerica Short-Term Bond	1,139	1,709	1,339	1,339	1,339	1,339	1,229	320	1,339	1,414	1,139
TA IDEX Transamerica Small/Mid Cap Value	1,174	1,762	1,380	1,380	1,380	1,380	1,267	330	1,380	1,458	1,174
TA IDEX Transamerica Value Balanced	198	297	232	232	232	232	213	55	232	245	198
TA IDEX T. Rowe Price Small Cap†	126	190	149	149	149	149	136	36	149	157	126
TA IDEX T. Rowe Price Tax-Efficient Growth†	56	83	65	65	65	65	60	16	65	69	56
TA IDEX UBS Dynamic Alpha*	0	0	0	0	0	0	0	0	0	0	0
TA IDEX UBS Large Cap Value	620	930	729	729	729	729	669	174	729	770	620
TA IDEX Van Kampen Emerging Markets Debt	1,268	1,902	1,491	1,491	1,491	1,491	1,368	356	1,491	1,574	1,268
TA IDEX Van Kampen Mid-Cap Growth	209	313	245	245	245	245	225	59	245	259	209
TA IDEX Van Kampen Small Company Growth	828	1,242	973	973	973	973	893	232	973	1,027	828
Pension or Retirement Benefits Accrued	0	210,000	96,000	64,000	96,000	64,000	96,000	0	160,000	0	160,000
Total Compensation from Fund Complex††	57,000	201,125	161,625	161,625	161,625	161,625	156,125	38,800	161,625	169,125	57,000
Number of Funds in Fund Complex Overseen by Board Member	87	87	87	87	87	87	87	87	87	87	87

*	Fund had not commenced operations during the fiscal year ended October 31, 2006.

†	As of February 28, 2007, Fund was no longer operational.

††	Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Board Members for the fiscal year ended October 31, 2006 were as follows: Peter R. Brown, $27; Daniel Calabria, $65,350; William W. Short, Jr., $37; Charles C. Harris, $2,900; Russell A. Kimball, Jr., $16,665; Leo J. Hill, $22,270; and Robert L. Anderson, $12,000.

Until its amendment as described below, an emeritus plan (the “TA IDEX Emeritus Plan”) is available to the Independent Board Members of the TA IDEX Board. Under the TA IDEX Emeritus Plan prior to its amendment, each Independent Board Member is deemed to have elected to serve as an emeritus Board Member of TA IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Board Member on the TA IDEX Board, calculated as follows:

Years of Service	Years Eligible for Service as
as Board Member	Emeritus Board Member (‘‘Eligible Years”)

5	2
10	3
15	5

In a year in which an Independent Board Member earns an eligibility benefit (years 5, 10 and 15), TA IDEX accrues, and the Independent Board Member is credited, an amount equal to 50% of his or her then-current annual retainer for the appropriate number of Eligible Years (2, 3 or 5). Such amounts are accrued by TA IDEX on a pro rata basis allocable to each TA IDEX Fund based on the relative assets of the Fund. The Chairman of the TA IDEX Board and the “Audit Committee Financial Expert” also earns 50% of the additional retainers designated for such positions. If retainers increase, past accruals (and credits) are adjusted upward so that 50% of the Board Member’s retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an emeritus Board Member (or his or her beneficiary). Upon the commencement of service as an emeritus Board Member, compensation will be paid on a quarterly basis during the time period that the emeritus Board Member is allowed to serve as such. In addition, under the TA IDEX Emeritus Plan prior to its amendment as described below, an emeritus Board Member may be invited by the Board, but is not required, to attend meetings, and will be available for consultation by the Board Members, officers and counsel. An emeritus Board Member will receive reimbursement of actual and reasonable expenses incurred for attendance at TA IDEX Board meetings. No person served as an emeritus Board Member during the most recent fiscal year.

Amounts deferred and accrued under the Deferred Compensation and TA IDEX Emeritus Plans are unfunded and unsecured claims against the general assets of TA IDEX.

The TA IDEX Board has voted to amend the TA IDEX Emeritus Plan effective as of the date on which the Nominees elected in accordance with this Joint Proxy Statement accept their elections and commence service as members of the New Board. Under the amended TA IDEX Emeritus Plan, the following emeritus Board Members and current Board Members will be the sole participants in the plan, and their accrued benefits under the plan shall be fixed at the amounts indicated:

Emeritus/Current
Board Member	Accrued Benefits

Peter R. Brown	$210,000
Daniel Calabria	96,000
Janice B. Case	64,000
Charles C. Harris	96,000
Leo J. Hill	64,000
Russell A. Kimball, Jr.	96,000
William W. Short, Jr.	160,000
Jack E. Zimmerman	160,000

ATST Board

Each Independent Board Member of the ATST Board receives a total annual retainer fee of $84,000 from ATST, of which ATST pays a pro rata share allocable to each Fund that is a portfolio of ATST (collectively, the “ATST Funds”) based on the relative assets of the ATST Fund. The Chairman of the Board also receives an additional retainer of $20,000 per year. Effective January 1, 2007, an ATST Board Member serving on one committee will receive an additional annual fee of $3,000 and an ATST Board Member that serves on two or more committees will receive an additional annual fee of $6,000. Any “audit committee financial expert” of the Audit Committee also receives an additional retainer of $5,000. Any fees and expenses paid to Board Members who are affiliates of TFAI or TCI are paid by TFAI and/or TCI and not by the ATST Funds. During the fiscal year ended December 31, 2006, the ATST Funds reimbursed Board Member expenses in an aggregate amount of $11,382. ATST Board Members who also serve on the TA IDEX Board or the TIS Board receive compensation for service on those Boards as well, as discussed in this Appendix B.

Independent members of the ATST Board may defer compensation under the Deferred Compensation Plan, as described above. It is not anticipated that the Deferred Compensation Plan will have any material impact on the ATST Funds.

The following table sets forth the compensation amounts paid to the Independent Board Members of the ATST Board for the fiscal year ended December 31, 2006.

	Peter		Janice	Charles	Leo	Russell	Norm	William	John
	R.	Daniel	B.	C.	J.	A.	R.	W.	W.
Fund	Brown	Calabria	Case	Harris	Hill	Kimball, Jr.	Nielsen	Short, Jr.	Waechter

American Century Large Company Value	$592	$484	$484	$484	$484	$484	$226	$484	$511
Asset Allocation — Conservative Portfolio	3,593	2,940	2,940	2,940	2,940	2,940	1,372	2,940	3,103
Asset Allocation — Growth Portfolio	6,316	5,168	5,168	5,168	5,168	5,168	2,412	5,168	5,455
Asset Allocation — Moderate Growth Portfolio	15,697	12,843	12,843	12,843	12,843	12,843	5,993	12,843	13,556
Asset Allocation — Moderate Portfolio	11,063	9,052	9,052	9,052	9,052	9,052	4,224	9,052	9,554
BlackRock Large Cap Value	4,626	3,785	3,785	3,785	3,785	3,785	1,766	3,785	3,996
Capital Guardian Global	1,050	859	859	859	859	859	401	859	907
Capital Guardian U.S. Equity	1,225	1,002	1,002	1,002	1,002	1,002	468	1,002	1,058
Capital Guardian Value	3,547	2,902	2,902	2,902	2,902	2,902	1,354	2,902	3,063
Clarion Global Real Estate Securities	3,538	2,895	2,895	2,895	2,895	2,895	1,351	2,895	3,056
Federated Market Opportunity	2,699	2,208	2,208	2,208	2,208	2,208	1,031	2,208	2,331
International Moderate Growth Fund	102	83	83	83	83	83	39	83	88
Jennison Growth	674	551	551	551	551	551	257	551	582
JPMorgan Core Bond	839	687	687	687	687	687	320	687	725
JPMorgan Enhanced Index	909	743	743	743	743	743	347	743	785
JPMorgan Mid Cap Value	1,597	1,307	1,307	1,307	1,307	1,307	610	1,307	1,379
Legg Mason Partners All Cap	1,756	1,437	1,437	1,437	1,437	1,437	671	1,437	1,517
Marsico Growth	953	779	779	779	779	779	364	779	823
MFS High Yield	1,993	1,630	1,630	1,630	1,630	1,630	761	1,630	1,721
MFS International Equity	1,500	1,227	1,227	1,227	1,227	1,227	573	1,227	1,295
Munder Net50	512	419	419	419	419	419	196	419	443
PIMCO Total Return	3,717	3,041	3,041	3,041	3,041	3,041	1,419	3,041	3,210
Templeton Transamerica Global	2,760	2,258	2,258	2,258	2,258	2,258	1,054	2,258	2,384
Third Avenue Value	5,175	4,234	4,234	4,234	4,234	4,234	1,976	4,234	4,469
Transamerica Balanced	359	294	294	294	294	294	137	294	310
Transamerica Convertible Securities	1,958	1,602	1,602	1,602	1,602	1,602	748	1,602	1,691
Transamerica Equity	9,480	7,756	7,756	7,756	7,756	7,756	3,619	7,756	8,187
Transamerica Equity II	91	75	75	75	75	75	35	75	79

	Peter		Janice	Charles	Leo	Russell	Norm	William	John
	R.	Daniel	B.	C.	J.	A.	R.	W.	W.
Fund	Brown	Calabria	Case	Harris	Hill	Kimball, Jr.	Nielsen	Short, Jr.	Waechter

Transamerica Growth Opportunities	2,325	1,902	1,902	1,902	1,902	1,902	888	1,902	2,008
Transamerica Money Market	2,203	1,803	1,803	1,803	1,803	1,803	841	1,803	1,903
Transamerica Science & Technology	670	548	548	548	548	548	256	548	579
Transamerica Small/Mid Cap Value	1,993	1,631	1,631	1,631	1,631	1,631	761	1,631	1,721
Transamerica U.S. Government Securities	872	714	714	714	714	714	333	714	753
Transamerica Value Balanced	2,119	1,734	1,734	1,734	1,734	1,734	809	1,734	1,830
T. Rowe Price Equity Income	3,827	3,131	3,131	3,131	3,131	3,131	1,461	3,131	3,305
T. Rowe Price Growth Stock	1,408	1,152	1,152	1,152	1,152	1,152	538	1,152	1,216
T. Rowe Price Small Cap	1,415	1,158	1,158	1,158	1,158	1,158	540	1,158	1,222
Van Kampen Active International Allocation	1,014	829	829	829	829	829	387	829	875
Van Kampen Large Cap Core	896	733	733	733	733	733	342	733	774
Van Kampen Mid-Cap Growth	2,936	2,402	2,402	2,402	2,402	2,402	1,121	2,402	2,536
Pension or Retirement Benefits Accrued	260,000	84,000	84,000	210,000	84,000	210,000	0	84,000	0
Total Compensation from Fund Complex*	208,000	168,000	168,000	168,000	168,000	168,000	77,600	168,000	178,000
Number of Funds in Fund Complex Overseen by Board Member	87	87	87	87	87	87	87	87	87

*	Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Board Members for the fiscal year ended December 31, 2006 were as follows: Peter R. Brown, $597; Daniel Calabria, $111,325; Russell A. Kimball, Jr., $25,865; and Leo J. Hill, $42,179.

Until its amendment as described below, an emeritus plan (the “ATST Emeritus Plan”) substantially similar to the TA IDEX Emeritus Plan described above is available to the Independent Board Members of the ATST Board. No person served as an emeritus Board Member during the most recent fiscal year.

Amounts deferred and accrued under the Deferred Compensation and ATST Emeritus Plans are unfunded and unsecured claims against the general assets of ATST.

The ATST Board has voted to amend the ATST Emeritus Plan effective as of the date on which the Nominees elected in accordance with this Joint Proxy Statement accept their elections and commence service as members of the New Board. Under the amended ATST Emeritus Plan, the following emeritus Board Members and current Board Members will be the sole participants in the plan, and their accrued benefits under the plan shall be fixed at the amounts indicated:

Emeritus/Current
Board Member	Accrued Benefits

Peter R. Brown	$260,000
Daniel Calabria	84,000
Janice B. Case	84,000
Charles C. Harris	210,000
Leo J. Hill	84,000
Russell A. Kimball, Jr.	210,000
William W. Short, Jr.	84,000

TIS Board

Each Independent Board Member of the TIS Board receives a total annual retainer fee of $7,200 from TIS, plus $800 for Board committee fees. Effective January 1, 2007, a TIS Board Member serving on one committee of the TIS Board will receive an additional annual fee of $400 and a TIS Board Member that serves on two or more committees will receive an additional annual fee of $800. During the fiscal year ended March 31, 2007, TIS reimbursed Board Member expenses in an aggregate amount of $514. TIS Board Members who also serve on the TA IDEX Board or the ATST Board receive compensation for service on those Boards as well, as discussed in this Appendix B.

The following table sets forth the compensation amounts paid to the Independent Board Members of the TIS Board for the fiscal year ended March 31, 2007.

	Peter		Janice	Charles		Russell		William	John
	R.	Daniel	B.	C.	Leo J.	A.	Norm R.	W.	W.
Fund	Brown	Calabria	Case	Harris	Hill	Kimball, Jr.	Nielsen	Short, Jr.	Waechter

Transamerica Income Shares, Inc.	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000	$5,400	$8,000	$8,000
Pension or Retirement Benefits Accrued	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from Fund Complex	208,000	168,000	168,000	168,000	168,000	168,000	119,600	168,000	178,000
Number of Funds in Fund Complex Overseen by Board Member	87	87	87	87	87	87	87	87	87

TIS does not currently provide any pension or retirement benefits to its Board Members and officers.

Appendix C

TRANSAMERICA IDEX MUTUAL FUNDS
AEGON/TRANSAMERICA SERIES TRUST
TRANSAMERICA INCOME SHARES, INC.
(each, a “Fund” and collectively, the “Funds”)

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A.	Committee Membership

The Governance and Nominating Committee (the “Committee”) of the Funds’ Boards of Directors/Trustees (the “Boards”) shall be composed solely of directors (or trustees where the fund is organized as a business trust) who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Directors”). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., identify and recommend potential candidates. In addition, at the request of the Committee, the Funds’ investment advisers and other service providers will provide administrative support and other assistance to the Committee.

The Chairman of the Board shall appoint one or more Independent Board member(s) to serve as the Chairman of the Committee, to serve at the pleasure of the Chairman of the Board, or until he or she resigns such position, is no longer a member of the Committee, or is removed by a majority of the Board members. The Chairman of the Board shall promptly appoint an Independent Board member to fill a vacancy in the position of Committee Chairman. The Chairman of the Board will select additional Independent Board members to serve on the Committee. The members will serve at the pleasure of the Chairman of the Board, who may, at his discretion, change the composition of the members of the Committee. The Chairman of the Board, in his capacity as such, will serve as a member of the Committee and will be notified in advance of any and all Committee meetings.

B.	Objectives of the Committee

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter, the Funds’ Bylaws or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Directors and (iv) set any necessary standards or qualifications for service on the Boards. The Committee’s objective shall further be to provide oversight and leadership regarding the operations of the Boards (and its committees) generally, and to provide oversight and monitoring of certain specific issues that particularly affect the duties of the Independent Directors.1

C.	Board Nominations and Functions

1. In the event of any vacancies on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2. The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3. In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and its committees, and

1  The members of the Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Boards because of their work for the Committee.

such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of any Board member or the percentage of a Board that would be composed of Independent Directors.

4. While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5. The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.	Committee Nominations

The Committee shall make nominations for membership on all committees of the Boards and shall review committee assignments as necessary.

E.	Oversight Responsibilities

The Committee, in consultation with the Chief Compliance Officer (“CCO”) and Independent Directors’ counsel, will have oversight responsibilities and monitor certain issues that affect the duties of independent members of the Boards including, but not limited to the following:

•	Adviser and Sub-Adviser Codes of Ethics

•	Shareholder communications and shareholder complaint resolution (reported as necessary)

•	Disaster Recovery Policies and issues relating to Disaster Recovery (reported on an annual basis or as necessary)

The Committee shall monitor the performance of legal counsel to the Independent Directors and the Funds, respectively, as well as other service providers (with the exception of the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Directors.

F.	Board Operations

1. The Committee shall, with the assistance of its counsel, define and clarify the legal and fiduciary duties of members, including expectations regarding preparation, attendance and participation at meetings.

2. It is contemplated that the Committee will regularly consult with and rely upon the CCO and Independent Directors’ counsel for guidance and direction in fulfilling its duties to the Boards and Fund shareholders. It is also contemplated that the oversight responsibilities of the Committee may evolve over time. It is not the intention or desire of the Committee, or its members, to “micro-manage” the activities of the adviser or any sub-advisers, nor is it the intention or desire of the Committee, or its members, to act as an executive committee. All matters between the members of the Committee, the CCO and independent counsel are considered at all times to be privileged and confidential.

3. The Committee shall periodically review and make recommendations relative to education and related information for incumbent Board members, including appropriate orientation of new directors.

G.	Other Powers and Responsibilities

The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chairman of the Board or the Chairman of the Committee deems appropriate.

The Committee shall, subject to a limit of $2,500 per occurrence for legal fees, have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund’s assets.

The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES
OF INDEPENDENT DIRECTORS

A.	Primary Responsibilities

The Independent Directors’ primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.  Personal Attributes

•	Public or private sector stature sufficient to instill confidence.

•	High personal and professional integrity.

•	Good business sense.

•	Able to commit the necessary time to prepare for and attend meetings.

•	Not financially dependent on Director retainer and meeting fees.

C.	Skills, Experience and Qualifications for decision making

•	General understanding of financial issues, investing, financial markets and technology.

•	General understanding of balance sheets and operating statements.

•	First-hand knowledge of investing.

•	Experience in working in highly regulated and complex legal framework.

•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.

•	Ability to be critical, but not confrontational.

•	Demonstrated ability to contribute to Board and committee process.

•	Ability to consider diverse issues and make timely, well-informed decisions.

•	Familiarity with the securities industry.

•	Qualification as an “Audit Committee Financial Expert.”

Note: The Personal Attributes listed in Section B above should be possessed by all Directors. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Directors as well as items that should be possessed by at least some Directors.

SCHEDULE B

Procedures for the Nominating Committee’s Consideration of
Candidates Submitted by Shareholders

A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2. The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

•	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

•	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•	The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3. In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

1  Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

4. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

•	the shareholder’s contact information;

•	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5. The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Appendix D

Form of New Agreement and Declaration of Trust

AGREEMENT AND DECLARATION OF TRUST
OF
[NAME OF TRUST]

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of this [          ] day of [     ], [     ] by the Trustees hereunder.

WHEREAS, the [NAME OF TRUST] was established pursuant to an Agreement and Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the “Original Declaration”) and the filing of a Certificate of Trust with the Delaware Secretary of State for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section [     ], Article [     ] of the Original Declaration, are authorized to amend the Original Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Agreement and Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1.   Name.  This Trust shall be known as [     ] and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2.  Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “Bylaws” means the Bylaws of the Trust referred to in Section 6.8 hereof, as from time to time amended, which Bylaws are expressly incorporated by reference herein as part of the Trust’s “governing instrument” within the meaning of the Delaware Act (as defined below).

(b) “Certificate of Trust” means the certificate of trust of the Trust, as filed with the Secretary of State of the State of Delaware (as defined below) in accordance with the Delaware Act, and as such certificate of trust may be amended or amended and restated from time to time.

(c) “Class” means one or more Shares (as defined below) of a Series (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9(c) hereof.

(d) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

(e) “Commission” shall have the same meaning given to such term in the 1940 Act.

(f) “Complaining Shareholder” shall refer to a Shareholder making a demand or bringing a claim pursuant to Section 9.8 hereof.

(g) “Declaration” means this Agreement and Declaration of Trust as amended, supplemented or amended and restated from time to time, which shall be the Trust’s “governing instrument” within the meaning of the Delaware Act. Reference in this Agreement and Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(h) “Delaware Act” shall refer to the Delaware Statutory Trust Act, as amended from time to time.

(i) “He,” “Him” and “His” shall include the feminine and neuter, as well as the masculine, genders.

(j) “Interested Person” shall have the same meaning given to such term in the 1940 Act.

(k) “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or any Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

(l) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

(m) “Person” means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

(n) “Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

(o) “Series” individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9(c) hereof.

(p) “Shareholder” means a record owner of Outstanding Shares.

(q) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

(r) “Trust” refers to the Delaware statutory trust established under the Delaware Act by this Declaration and the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

(s) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series.

(t) “Trustees” means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST

The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith, both within and without the State of Delaware, and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers conferred by the laws of the State of Delaware upon a Delaware statutory trust formed pursuant to the Delaware Act.

ARTICLE III

REGISTERED AGENT AND REGISTERED OFFICE

The registered agent and office of the Trust in the State of Delaware are [     ]. Unless otherwise required by applicable law, the Trust shall at all times maintain at least one resident agent who shall be either a citizen of the State of Delaware who resides in such State or a Delaware corporation. The Trustees may change the registered agent or registered office of the Trust from time to time by making the appropriate filing or filings with the Secretary of State of the State of Delaware.

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS

Section 4.1.  Shares of Beneficial Interest.  The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees, from time to time. The number of Shares is unlimited. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

Section 4.2.  Issuance of Shares.  (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. The Trust shall have the right to refuse to issue Shares to any Person at any time and for any reason or for no reason whatsoever.

(b) The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

(c) Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

Section 4.3.  Rights of Shareholders.  The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trust. The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, other than such right, if any, as the Trustees may determine. The holders of Shares shall not be entitled to exercise the rights of objecting shareholders and shall have no appraisal rights with respect to their Shares and, except as otherwise determined by the Trustees from time to time, shall have no exchange or conversion rights with respect to their Shares. Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and any other governing instrument and shall be bound thereby.

Section 4.4.  Ownership and Transfer of Shares; Small Accounts.  (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the Bylaws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to his Shares.

(b) In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 4.5.  Voting by Shareholders.  (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof; and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

(b) Each whole Share (or fractional Share) outstanding on the record date established in accordance with the Bylaws shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the net asset value of the Share (or fractional Share) in United States dollars determined at the close of business on the record date. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the Bylaws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

(c) On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Section 4.6.  Meetings.  Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the Bylaws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement, adjournment or cancellation of meetings and related matters.

Section 4.7.  Quorum and Action.  (a) The Trustees shall set forth in the Bylaws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than Shares representing thirty percent (30%) of the voting power of the Shares entitled to vote at such meeting. If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

(b) The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the Bylaws.

Section 4.8.  Action by Written Consent in Lieu of Meeting of Shareholders.  Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the Bylaws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action. Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

Section 4.9.  Series and Classes of Shares.

(a) Series.  The current Series of the Trust are set forth on Schedule A hereto. The Trustees may from time to time authorize the division of Shares into additional Series. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(i) Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(ii) The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

(iii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Assets belonging to” that Series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the “General Assets”), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

(iv) The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Liabilities belonging to” that Series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the “General Liabilities”), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series. Notice of this contractual limitation on liabilities among Series may be set forth in the Certificate of Trust (whether originally or by amendment) as filed or to be filed with the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of § 3806(b)(2) of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under § 3804(a) of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series. Any Person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series. No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series.

(b) Classes.  The current Classes are set forth on Schedule B hereto with respect to those Series identified on such Schedule. The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

(c) Establishment and Designation of Series and Classes.  The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or by the execution by a majority of the Trustees of an instrument in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class, and any such resolutions or instruments shall be deemed to be incorporated by reference herein as part of the Trust’s “governing instrument” within the meaning of the Delaware Act. Additions or modifications to a designation, including, without limitation, any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

Section 4.10.  Disclosure of Shareholder Holdings.  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

Section 4.11.  Access to Trust Records.  Except to the extent otherwise required by law, Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as may be granted from time to time by the Trustees.

Section 4.12.  Communications with Shareholders.  Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the Bylaws.

ARTICLE V

THE TRUSTEES

Section 5.1.  Management of the Trust.  The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

Section 5.2.  Qualification and Number.  Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the State of Delaware. By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.

Section 5.3.  Term and Election.  Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

Section 5.4.  Resignation, Retirement and Removal.  Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees. Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

Section 5.5.  Vacancies.  The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE VI

POWERS OF TRUSTEES

Section 6.1.  General Powers.  The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust’s operations and maintain offices both within and outside the State of Delaware, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conductive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a statutory trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.

Section 6.2.  Certain Specific Powers. (a) Investments.  The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

(i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

(ii) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

(v) to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

(vi) to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(vii) to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

(viii) to lend money or any other Trust Property;

(ix) to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest and to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest;

(x) to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(xi) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

(xii) to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

(xiii) to pay calls or subscriptions with respect to any security held in the Trust; and

(xiv) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.  The Trustees shall have the power and authority on behalf of the Trust:

(i) to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, to terminate any such employment, engagement or contract or other relationship, and to delegate to any such Person the supervision of any other Person that has been so employed, engaged or contracted with;

(ii) to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

(iii) to elect and remove such officers as they consider appropriate;

(iv) to authorize the Trust to indemnify any Person with whom the Trust has dealings, including, without limitation, any service provider employed pursuant to Article VII hereof, to such extent as the Trustees shall determine;

(v) to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other Persons, including, without limitation, any service provider employed pursuant to Article VII hereof, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

(vi) to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vii) to authorize the Trust to guarantee indebtedness or contractual obligations of others;

(viii) to determine and change the fiscal year of the Trust or any Series and the method by which its accounts shall be kept;

(ix) to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

(x) to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

Section 6.3.  Issuance and Repurchase of Shares.  The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 6.4.  Delegation; Committees.   The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law. Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 6.5.  Collection and Payment.  The Trustees shall have the power to authorize the Trust or its agents to: collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

Section 6.6.  Expenses.  The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 6.7.  Manner of Acting.  Except as otherwise provided herein, under applicable law or in the Bylaws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

Section 6.8.  Bylaws.  The Trustees may adopt Bylaws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such Bylaws.

Section 6.9.  Principal Transactions.  Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any service provider employed pursuant to Article VII hereof.

Section 6.10.  Effect of Trustees’ Determination.  Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS

Section 7.1.  Investment Adviser and Administrator.  The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

Section 7.2.  Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian.   The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

Section 7.3.  Parties to Contract.  Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the Bylaws. The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

Section 7.4.  Further Authority of Trustees.  The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

Section 8.1.  Distributions.  The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

Section 8.2.  Redemption of Shares.  All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

Section 8.3.  Redemption Price.  Shares of each Series and Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time or times as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 8.4.  Payment.  Payment of the redemption price of Shares of any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no event shall the Trust be liable for any delay of any other Person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 8.5.  Redemption of Shareholder’s Interest By Action of Trust.  Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

(a) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

(b) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

(c) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity;

(d) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

(e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

(f) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

(g) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

(h) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

(i) in connection with the termination of any Series or Class of Shares; or

(j) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 8.6.  Suspension of Right of Redemption.  Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

Section 8.7.  Determination of Net Asset Value; Valuation of Portfolio Assets.  The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

Section 8.8.  Constant Net Asset Value.  With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 8.9.  Reserves.  The Trustees may set apart, from time to time, out of any funds of the Trust or Series or out of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 8.10.  Determination by Trustees.  The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 9.1.  No Personal Liability of and Indemnification of Shareholders.  No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Section 9.2.  Limitation of Liability of Trustees and Others.  (a) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the affairs of the Trust;

and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All Persons extending credit to, contracting with or having any claim against the Trust or a Series shall look only to the assets of the Trust Property or the Trust Property of such Series for payment under such credit, contract or claim; and neither the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

(b) Limitation of Liability to Trust and Shareholders.  No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

(c) No Liability for Acts of Others.  Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 9.3.  Experts; No Bond or Surety.  The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for merely failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 9.4.  Liability of Third Persons Dealing with the Trust or Trustees.  No third Person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 9.5.  Indemnification and Advancement of Expenses.  Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9.6.  Further Indemnification.  Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Section 9.7.  Amendments and Modifications.  Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

Section 9.8.  Derivative Actions.  (a) The purpose of this Section 9.8 is to adopt additional standards and restrictions to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

(b) Subject to the Delaware Act, no Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) Each Complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the “affected Series or Class”), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii) Each Complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

(iii) Prior to the commencement of such derivative action, the Complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a “demand”), which demand (A) shall be executed by or on behalf of no less than three Complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Complaining Shareholder executing such written demand and (B) shall include at least the following:

(1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

(2) a statement to the effect that the Complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the affected Series or Class and an explanation of why the Complaining Shareholders believe that to be the case;

(3) a certification that the requirements of subparagraphs (i) and (ii) of this paragraph (b) have been met, as well as information reasonably designed to allow the Trustees to verify that certification;

(4) a list of all other derivative or class actions in which any of the Complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

(5) a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each Complaining Shareholder at the time set forth in subparagraphs (i), (ii) and (iii) of this paragraph (b) and an undertaking that each Complaining Shareholder will be a Shareholder of the affected Series or Class as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the Complaining Shareholders of any such Shares within three business days thereof; and

(6) an acknowledgment of the provisions of paragraphs (f) and (g) of this Section 9.8 below;

(iv) Shareholders owning Shares representing at least five percent (5%) of the voting power of the affected Series or Class must join in initiating the derivative action; and

(v) A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of subparagraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with paragraph (d) below.

(c) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such Trustees (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the Complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(d) If the demand has been properly made under paragraph (b) of this Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the Complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the Complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the Complaining Shareholders of any decision reached under this paragraph (d) by sending in accordance with the provisions of Section 4.12 hereof written notice to each Complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

(e) If notice of a decision has not been sent to the Complaining Shareholders or the Shareholders’ counsel within the time permitted by paragraph (d) above, and subparagraphs (i) through (v) of paragraph (b) above have been complied with, the Complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

(f) A Complaining Shareholder whose demand is rejected pursuant to paragraph (d) above shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action.

(g) The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a Complaining Shareholder in any circumstances only if required by law. The Trust shall not be obligated to pay any attorneys’ fees so incurred by a Complaining Shareholder other than fees that are reasonable and that do not exceed an amount calculated using reasonable hourly rates.

(h) No Shareholder may make demand or commence a derivative action on behalf of any Series of the Trust of which he or she is not a shareholder.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS

Section 10.1.  Termination of Trust or Series.  (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series of the Trust may be terminated at any time by the Trustees by written notice to the Shareholders of the Trust or such Series as the case may be.

(b) Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees and as required by the Delaware Act, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any. Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged.

(c) Any Class of the Trust may be terminated by the Trustees as provided in Article IV hereof.

(d) Upon termination of the Trust, following completion of winding up of its business, the Trustees (or, if there is no remaining Trustee at that time, any remaining officer of the Trust) shall direct that a Certificate of Cancellation of the Trust be executed and filed with the Secretary of State of the State of Delaware.

Section 10.2.  Merger and Consolidation.  Subject to applicable law, the Trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds (2/3) of the Trustees. Pursuant to and in accordance with § 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration, an agreement of merger or consolidation so approved by the Trustees in accordance with this Section 10.2 may (a) effect any amendment to the governing instrument of the Trust; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

Section 10.3.  Sale of Assets; Reorganization.  The Trustees may authorize the Trust or any Series or Class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class) as may be authorized by the Trustees. Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust or any Series or Class thereof to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

Section 10.4.  Conversion.  The Trustees may authorize the creation of one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares of the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

Section 10.5.  Combination of Classes.  The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Series of the Trust or any Class thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS

Section 11.1.  Amendments to Declaration and Certificate of Trust.  (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

(c) The Trust’s Certificate of Trust may be amended at any time for any purpose as the Trustees may determine and such amendment shall be signed by one or more of the Trustees or by an officer of the Trust as duly authorized by vote of a majority of the Trustees then in office.

Section 11.2.  Filing of Certificate; Copies of Declaration; Counterparts; Headings.  Any amendment to the Certificate of Trust shall be filed with the Secretary of State of the State of Delaware. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or restatements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments or restatements. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

Section 11.3.  Trustees May Resolve Ambiguities.  The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 11.4.  Applicable Law; Forum Selection; Jury Waiver.  (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the State of Delaware, without reference to its conflicts of law rules, as a Delaware statutory trust under the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b) Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees if such laws are inconsistent with the authorities and powers or the limitation on liability of the Trustees set forth or referenced in this Declaration.

(c) No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

(d) Subject to the Delaware Act, any action commenced by a Shareholder, directly or derivatively, against or on behalf of the Trust or a Series or Class thereof, its Trustees, officers, or employees, shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof (each, a “Chosen Court”). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

(e) In any action commenced by a Shareholder against the Trust or any Series or Class thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series or Class thereof there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

Section 11.5.  Statutory Trust Only.  The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.

Section 11.6.  Provisions in Conflict with Law or Regulations.  (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, conflicts with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, the Delaware Act or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 11.7.  Writings.  To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

(a) any requirements in this Declaration or in the Bylaws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

(b) any requirements in this Declaration or in the Bylaws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

[Name], as Trustee
[Address]

SCHEDULE A

Series of Shares of Beneficial Interests
(Effective as of [          ])

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s agreement and declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Agreement and Declaration of Trust dated as of [     ] (the “Declaration”), pursuant to Section 4.9(a) of the Declaration, the previously established and designated Series are hereby included on this Schedule A, which Schedule A shall be deemed an amendment and restatement of the Prior Designations.

NOW THEREFORE, the following Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

[          ]

1. Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2. The number of authorized Shares of each Series is unlimited.

3. Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4. With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6. The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SCHEDULE B

Designation of Classes of Shares
(Effective as of [          ])

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s agreement and declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of Classes (the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Agreement and Declaration of Trust dated as of [          ] (the “Declaration”), pursuant to Section 4.9(b) of the Declaration, the previously established and designated Classes are hereby included on this Schedule B, which Schedule B shall be deemed an amendment and restatement of the Prior Designations.

NOW THEREFORE, the following Classes as listed below with respect to the identified Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Classes

1. Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

2. The number of authorized Shares of each Class is unlimited.

3. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time (“Prospectus”). The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

4. With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of, (g) any conversion or exchange feature or privilege, (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

5. The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

6. The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

7. Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

Appendix E

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

Audit Fees and Audit-Related Fees

			Audit-Related Fees
	Audit Fees			Fiscal Year
		Fiscal Year		Prior to Most
	Most Recent	Prior to Most	Most Recent	Recent Fiscal
Fund	Fiscal Year ($)†	Recent Fiscal Year End ($)†	Fiscal Year ($)†	Year End ($)†

Transamerica IDEX Mutual Funds
TA IDEX AllianceBernstein International Value	9,519	0	592	0
TA IDEX American Century Large Company Value	11,716	16,329	729	2,674
TA IDEX Asset Allocation — Conservative Portfolio	19,083	16,888	1,187	2,766
TA IDEX Asset Allocation — Growth Portfolio	48,628	35,142	3,026	5,755
TA IDEX Asset Allocation — Moderate Growth Portfolio	90,723	68,451	5,646	11,211
TA IDEX Asset Allocation — Moderate Portfolio	56,541	47,362	3,518	7,757
TA IDEX Bjurman, Barry Micro Emerging Growth	1,573	0	98	0
TA IDEX BlackRock Global Allocation	14,121	0	879	0
TA IDEX BlackRock Large Cap Value	17,860	11,777	1,111	1,929
TA IDEX BlackRock Natural Resources*	0	0	0	0
TA IDEX Clarion Global Real Estate Securities	6,481	5,413	403	887
TA IDEX Evergreen Health Care	15,863	12,726	987	2,084
TA IDEX Evergreen International Small Cap	12,472	8,931	776	1,463
TA IDEX Federated Market Opportunity	3,520	0	219	0
TA IDEX Jennison Growth	5,477	4,345	341	712
TA IDEX JPMorgan International Bond	18,415	0	1,146	0
TA IDEX JPMorgan Mid Cap Value	9,516	6,041	592	989
TA IDEX Legg Mason Partners All Cap	6,415	18,715	399	3,065
TA IDEX Legg Mason Partners Investors Value	4,362	11,998	271	1,965
TA IDEX Loomis Sayles Bond*	0	0	0	0
TA IDEX Marsico Growth	5,776	4,631	359	758

			Audit-Related Fees
	Audit Fees			Fiscal Year
		Fiscal Year		Prior to Most
	Most Recent	Prior to Most	Most Recent	Recent Fiscal
Fund	Fiscal Year ($)†	Recent Fiscal Year End ($)†	Fiscal Year ($)†	Year End ($)†

TA IDEX Marsico International Growth	13,596	11,686	846	1,914
TA IDEX Mellon Market Neutral Strategy*	0	0	0	0
TA IDEX MFS International Equity	2,655	5,909	165	968
TA IDEX Multi-Manager Alternative Strategies Fund*	0	0	0	0
TA IDEX Multi-Manager International Fund	3,472	0	216	0
TA IDEX Neuberger Berman International	17,205	0	1,071	0
TA IDEX Oppenheimer Developing Markets	13,077	0	814	0
TA IDEX Oppenheimer Small- & Mid-Cap Value	3,246	0	202	0
TA IDEX PIMCO Real Return TIPS	25,576	22,872	1,592	3,746
TA IDEX PIMCO Total Return	9,897	6,290	616	1,030
TA IDEX Protected Principal Stock	1,750	2,104	109	345
TA IDEX Templeton Transamerica Global	5,266	20,102	328	3,292
TA IDEX Third Avenue Value*	0	0	0	0
TA IDEX Transamerica Balanced	4,946	11,128	308	1,822
TA IDEX Transamerica Convertible Securities	8,505	8,902	529	1,458
TA IDEX Transamerica Equity	30,906	12,358	1,923	2,024
TA IDEX Transamerica Flexible Income	13,390	10,666	833	1,747
TA IDEX Transamerica Growth Opportunities	20,428	13,614	1,271	2,230
TA IDEX Transamerica High-Yield Bond	19,532	17,248	1,215	2,825
TA IDEX Transamerica Money Market	63,057	7,937	3,924	1,300
TA IDEX Transamerica Science & Technology	8,327	3,587	518	587
TA IDEX Transamerica Short-Term Bond	13,813	7,979	860	1,307
TA IDEX Transamerica Small/Mid Cap Value	14,237	17,287	886	2,831
TA IDEX Transamerica Value Balanced	2,396	3,040	149	498

			Audit-Related Fees
	Audit Fees			Fiscal Year
		Fiscal Year		Prior to Most
	Most Recent	Prior to Most	Most Recent	Recent Fiscal
Fund	Fiscal Year ($)†	Recent Fiscal Year End ($)†	Fiscal Year ($)†	Year End ($)†

TA IDEX UBS Dynamic Alpha*	0	0	0	0
TA IDEX UBS Large Cap Value	7,516	5,129	468	840
TA IDEX Van Kampen Emerging Markets Debt	15,375	5,336	957	874
TA IDEX Van Kampen Mid-Cap Growth	2,531	0	158	0
TA IDEX Van Kampen Small Company Growth	10,034	3,051	624	500
AEGON/Transamerica Series Trust
American Century Large Company Value	3,062	4,168	226	186
Asset Allocation — Conservative Portfolio	18,586	14,358	1,372	642
Asset Allocation — Growth Portfolio	32,671	21,992	2,412	983
Asset Allocation — Moderate Growth Portfolio	81,195	49,409	5,993	2,209
Asset Allocation — Moderate Portfolio	57,226	40,979	4,224	1,832
BlackRock Large Cap Value	23,931	16,079	1,766	719
Capital Guardian Global	5,431	8,744	401	391
Capital Guardian U.S. Equity	6,334	5,849	468	262
Capital Guardian Value	18,348	17,666	1,354	790
Clarion Global Real Estate Securities	18,303	9,703	1,351	434
Federated Market Opportunity	13,962	12,129	1,031	542
International Moderate Growth Fund	527	0	39	0
Jennison Growth	3,485	2,935	257	131
JPMorgan Core Bond	4,341	4,699	320	210
JPMorgan Enhanced Index	4,700	4,825	347	216
JPMorgan Mid Cap Value	8,261	7,843	610	351
Legg Mason Partners All Cap	9,084	12,292	671	550
Marsico Growth	4,928	3,801	364	170
MFS High Yield	10,307	13,658	761	611
MFS International Equity	7,758	5,443	573	243
Munder Net50	2,651	2,031	196	91
PIMCO Total Return	19,228	15,253	1,419	682
Templeton Transamerica Global	14,277	13,391	1,054	599
Third Avenue Value	26,769	15,729	1,976	703
Transamerica Balanced	1,858	1,462	137	65

			Audit-Related Fees
	Audit Fees			Fiscal Year
		Fiscal Year		Prior to Most
	Most Recent	Prior to Most	Most Recent	Recent Fiscal
Fund	Fiscal Year ($)†	Recent Fiscal Year End ($)†	Fiscal Year ($)†	Year End ($)†

Transamerica Convertible Securities	10,129	8,066	748	361
Transamerica Equity	49,036	28,287	3,619	1,265
Transamerica Equity II	472	423	35	19
Transamerica Growth Opportunities	12,028	8,956	888	400
Transamerica Money Market	11,397	12,644	841	565
Transamerica Science & Technology	3,466	4,113	256	184
Transamerica Small/Mid Cap Value	10,310	9,457	761	423
Transamerica U.S. Government Securities	4,513	4,640	333	207
Transamerica Value Balanced	10,961	10,913	809	488
T. Rowe Price Equity Income	19,795	20,837	1,461	932
T. Rowe Price Growth Stock	7,285	7,139	538	319
T. Rowe Price Small Cap	7,319	6,873	540	307
Van Kampen Active International Allocation	5,244	3,752	387	168
Van Kampen Large Cap Core	4,635	4,756	342	213
Van Kampen Mid-Cap Growth	15,187	14,570	1,121	651
Transamerica Income Shares, Inc.	36,000	34,000	1,000	1,000

†	Does not include the following aggregate fees paid by TA IDEX on behalf of funds that have ceased operations: $2,207 and $54,029 in audit fees for the most recent fiscal year and the prior fiscal year, respectively, and $137 and $8,849 in audit-related fees for the most recent fiscal year and the prior fiscal year, respectively. Does not include the following aggregate fees paid by ATST on behalf of funds that have ceased operations: $42,135 in audit fees and $1,884 in audit-related fees for the fiscal year prior to the most recent fiscal year.

*	Fund commenced operations since the end of the most recent fiscal year.

Tax Fees and All Other Fees

	Tax Fees		All Other Fees
		Fiscal Year		Fiscal Year
		Prior to Most		Prior to Most
	Most Recent	Recent Fiscal	Most Recent	Recent Fiscal
Fund	Fiscal Year End ($)†	Year End ($)†	Fiscal Year End ($)	Year End ($)

Transamerica IDEX Mutual Funds
TA IDEX AllianceBernstein International Value	2,080	0	0	0
TA IDEX American Century Large Company Value	2,560	2,171	0	0
TA IDEX Asset Allocation — Conservative Portfolio	4,170	2,245	0	0
TA IDEX Asset Allocation — Growth Portfolio	10,626	4,672	0	0
TA IDEX Asset Allocation — Moderate Growth Portfolio	19,825	9,100	0	0
TA IDEX Asset Allocation — Moderate Portfolio	12,356	6,297	0	0
TA IDEX Bjurman, Barry Micro Emerging Growth	344	0	0	0
TA IDEX BlackRock Global Allocation	3,086	0	0	0
TA IDEX BlackRock Large Cap Value	3,903	1,566	0	0
TA IDEX BlackRock Natural Resources*	0	0	0	0
TA IDEX Clarion Global Real Estate Securities	1,416	720	0	0
TA IDEX Evergreen Health Care	3,466	1,692	0	0
TA IDEX Evergreen International Small Cap	2,725	1,187	0	0
TA IDEX Federated Market Opportunity	769	0	0	0
TA IDEX Jennison Growth	1,197	578	0	0
TA IDEX JPMorgan International Bond	4,024	0	0	0
TA IDEX JPMorgan Mid Cap Value	2,079	803	0	0
TA IDEX Legg Mason Partners All Cap	1,402	2,488	0	0
TA IDEX Legg Mason Partners Investors Value	953	1,595	0	0
TA IDEX Loomis Sayles Bond*	0	0	0	0
TA IDEX Marsico Growth	1,262	616	0	0
TA IDEX Marsico International Growth	2,971	1,554	0	0
TA IDEX Mellon Market Neutral Strategy*	0	0	0	0
TA IDEX MFS International Equity	580	786	0	0
TA IDEX Multi-Manager Alternative Strategies Fund*	0	0	0	0

	Tax Fees		All Other Fees
		Fiscal Year		Fiscal Year
		Prior to Most		Prior to Most
	Most Recent	Recent Fiscal	Most Recent	Recent Fiscal
Fund	Fiscal Year End ($)†	Year End ($)†	Fiscal Year End ($)	Year End ($)

TA IDEX Multi-Manager International Fund	759	0	0	0
TA IDEX Neuberger Berman International	3,760	0	0	0
TA IDEX Oppenheimer Developing Markets	2,858	0	0	0
TA IDEX Oppenheimer Small- & Mid-Cap Value	709	0	0	0
TA IDEX PIMCO Real Return TIPS	5,589	3,041	0	0
TA IDEX PIMCO Total Return	2,163	836	0	0
TA IDEX Protected Principal Stock	382	280	0	0
TA IDEX Templeton Transamerica Global	1,151	2,673	0	0
TA IDEX Third Avenue Value*	0	0	0	0
TA IDEX Transamerica Balanced	1,081	1,479	0	0
TA IDEX Transamerica Convertible Securities	1,859	1,184	0	0
TA IDEX Transamerica Equity	6,754	1,643	0	0
TA IDEX Transamerica Flexible Income	2,926	1,418	0	0
TA IDEX Transamerica Growth Opportunities	4,464	1,810	0	0
TA IDEX Transamerica High-Yield Bond	4,268	2,293	0	0
TA IDEX Transamerica Money Market	13,779	1,055	0	0
TA IDEX Transamerica Science & Technology	1,820	477	0	0
TA IDEX Transamerica Short-Term Bond	3,018	1,061	0	0
TA IDEX Transamerica Small/Mid Cap Value	3,111	2,298	0	0
TA IDEX Transamerica Value Balanced	524	404	0	0
TA IDEX UBS Dynamic Alpha*	0	0	0	0
TA IDEX UBS Large Cap Value	1,642	682	0	0
TA IDEX Van Kampen Emerging Markets Debt	3,360	709	0	0
TA IDEX Van Kampen Mid-Cap Growth	553	0	0	0
TA IDEX Van Kampen Small Company Growth	2,193	406	0	0
AEGON/Transamerica Series Trust
American Century Large Company Value	339	330	0	0

	Tax Fees		All Other Fees
		Fiscal Year		Fiscal Year
		Prior to Most		Prior to Most
	Most Recent	Recent Fiscal	Most Recent	Recent Fiscal
Fund	Fiscal Year End ($)†	Year End ($)†	Fiscal Year End ($)	Year End ($)

Asset Allocation — Conservative Portfolio	2,058	1,138	0	0
Asset Allocation — Growth Portfolio	3,617	1,743	0	0
Asset Allocation — Moderate Growth Portfolio	8,990	3,917	0	0
Asset Allocation — Moderate Portfolio	6,336	3,248	0	0
BlackRock Large Cap Value	2,650	1,275	0	0
Capital Guardian Global	601	693	0	0
Capital Guardian U.S. Equity	701	464	0	0
Capital Guardian Value	2,031	1,400	0	0
Clarion Global Real Estate Securities	2,026	769	0	0
Federated Market Opportunity	1,546	961	0	0
International Moderate Growth Fund	58	0	0	0
Jennison Growth	386	233	0	0
JPMorgan Core Bond	481	373	0	0
JPMorgan Enhanced Index	520	382	0	0
JPMorgan Mid Cap Value	915	622	0	0
Legg Mason Partners All Cap	1,006	974	0	0
Marsico Growth	546	301	0	0
MFS High Yield	1,141	1,083	0	0
MFS International Equity	859	431	0	0
Munder Net50	294	161	0	0
PIMCO Total Return	2,129	1,209	0	0
Templeton Transamerica Global	1,581	1,061	0	0
Third Avenue Value	2,964	1,247	0	0
Transamerica Balanced	206	116	0	0
Transamerica Convertible Securities	1,121	639	0	0
Transamerica Equity	5,429	2,242	0	0
Transamerica Equity II	52	34	0	0
Transamerica Growth Opportunities	1,332	710	0	0
Transamerica Money Market	1,262	1,002	0	0
Transamerica Science & Technology	384	326	0	0
Transamerica Small/Mid Cap Value	1,141	750	0	0
Transamerica U.S. Government Securities	500	368	0	0
Transamerica Value Balanced	1,214	865	0	0
T. Rowe Price Equity Income	2,192	1,652	0	0

	Tax Fees		All Other Fees
		Fiscal Year		Fiscal Year
		Prior to Most		Prior to Most
	Most Recent	Recent Fiscal	Most Recent	Recent Fiscal
Fund	Fiscal Year End ($)†	Year End ($)†	Fiscal Year End ($)	Year End ($)

T. Rowe Price Growth Stock	807	566	0	0
T. Rowe Price Small Cap	810	545	0	0
Van Kampen Active International Allocation	581	297	0	0
Van Kampen Large Cap Core	513	377	0	0
Van Kampen Mid-Cap Growth	1,682	1,155	0	0
Transamerica Income Shares, Inc.	1,000	1,000	0	0

†	Does not include the following aggregate fees paid by TA IDEX on behalf of funds that ceased operations prior to the most recent fiscal year end: $482 and $7,183 in tax fees for the most recent fiscal year and the prior fiscal year, respectively. Does not include the following aggregate fees paid by ATST on behalf of funds that ceased operations prior to the most recent fiscal year end: $3,340 in tax fees for the fiscal year prior to the most recent fiscal year.

*	Fund commenced operations since the end of the most recent fiscal year.

Appendix F

Beneficial Owners of 5% or More of the Outstanding Shares of the Funds

As of August 15, 2007, the following persons owned of record the amounts indicated of each applicable Fund:

Percentage
Fund	Ownership (%)	Name	Address

Transamerica IDEX Mutual Funds
TA IDEX AllianceBernstein International Value
TA IDEX American Century Large Company Value
TA IDEX Asset Allocation — Conservative Portfolio
TA IDEX Asset Allocation — Growth Portfolio
TA IDEX Asset Allocation — Moderate Growth Portfolio
TA IDEX Asset Allocation — Moderate Portfolio
TA IDEX Bjurman, Barry Micro Emerging Growth
TA IDEX BlackRock Global Allocation
TA IDEX BlackRock Large Cap Value
TA IDEX BlackRock Natural Resources
TA IDEX Clarion Global Real Estate Securities
TA IDEX Evergreen Health Care
TA IDEX Evergreen International Small Cap
TA IDEX Federated Market Opportunity
TA IDEX Jennison Growth
TA IDEX JPMorgan International Bond
TA IDEX JPMorgan Mid Cap Value
TA IDEX Legg Mason Partners All Cap
TA IDEX Legg Mason Partners Investors Value
TA IDEX Loomis Sayles Bond
TA IDEX Marsico Growth
TA IDEX Marsico International Growth
TA IDEX Mellon Market Neutral Strategy
TA IDEX MFS International Equity
TA IDEX Multi-Manager Alternative Strategies Fund
TA IDEX Multi-Manager International Fund
TA IDEX Neuberger Berman International
TA IDEX Oppenheimer Developing Markets
TA IDEX Oppenheimer Small- & Mid-Cap Value
TA IDEX PIMCO Real Return TIPS
TA IDEX PIMCO Total Return
TA IDEX Protected Principal Stock
TA IDEX Templeton Transamerica Global
TA IDEX Third Avenue Value
TA IDEX Transamerica Balanced
TA IDEX Transamerica Convertible Securities
TA IDEX Transamerica Equity

Percentage
Fund	Ownership (%)	Name	Address

TA IDEX Transamerica Flexible Income
TA IDEX Transamerica Growth Opportunities
TA IDEX Transamerica High-Yield Bond
TA IDEX Transamerica Money Market
TA IDEX Transamerica Science & Technology
TA IDEX Transamerica Short-Term Bond
TA IDEX Transamerica Small/Mid Cap Value
TA IDEX Transamerica Value Balanced
TA IDEX UBS Dynamic Alpha
TA IDEX UBS Large Cap Value
TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Mid-Cap Growth
TA IDEX Van Kampen Small Company Growth
AEGON/Transamerica Series Trust
American Century Large Company Value
Asset Allocation — Conservative Portfolio
Asset Allocation — Growth Portfolio
Asset Allocation — Moderate Growth Portfolio
Asset Allocation — Moderate Portfolio
BlackRock Large Cap Value
Capital Guardian Global
Capital Guardian U.S. Equity
Capital Guardian Value
Clarion Global Real Estate Securities
Federated Market Opportunity
International Moderate Growth Fund
Jennison Growth
JPMorgan Core Bond
JPMorgan Enhanced Index
JPMorgan Mid Cap Value
Legg Mason Partners All Cap
Marsico Growth
MFS High Yield
MFS International Equity
Munder Net50
PIMCO Total Return
Templeton Transamerica Global
Third Avenue Value
Transamerica Balanced
Transamerica Convertible Securities
Transamerica Equity
Transamerica Equity II
Transamerica Growth Opportunities
Transamerica Money Market

Percentage
Fund	Ownership (%)	Name	Address

Transamerica Science & Technology
Transamerica Small/Mid Cap Value
Transamerica U.S. Government Securities
Transamerica Value Balanced
T. Rowe Price Equity Income
T. Rowe Price Growth Stock
T. Rowe Price Small Cap
Van Kampen Active International Allocation
Van Kampen Large Cap Core
Van Kampen Mid-Cap Growth
Transamerica Income Shares, Inc.

FORM OF PROXY CARD*

Transamerica IDEX Mutual Funds
AEGON/Transamerica Series Trust
Transamerica Income Shares, Inc.

(Each an “Investment Company” and collectively, the “Investment Companies”)

570 Carillon Parkway
St. Petersburg, Florida 33716

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 30, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF THE FUND(S) LISTED BELOW

The undersigned hereby appoints each of John Carter, Dennis P. Gallagher, Elizabeth L. Belanger or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares in each series of the Investment Companies with respect to which the undersigned is entitled to vote at the Special Meeting of shareholders of each such series to be held at the offices of Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 30, 2007, at 11:00 a.m. (Eastern time), and at any adjournment or postponement thereof.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The proxies are authorized in their discretion to vote upon such other matters as may come before the meeting or any adjournment or postponement thereof.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an “x” in the appropriate box below.

Proxy Voting Instructions

The Investment Companies encourage all shareholders to provide voting instructions. We now provide the following convenient methods of voting:

1. PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope by following the enclosed instructions; or

2. TELEPHONE; or

3. INTERNET.

[Proxy solicitor to provide telephone number and URL]

If you choose to provide voting instructions by telephone or via the Internet, do not return your proxy card unless you later decide to change your instructions.

THE BOARD OF EACH INVESTMENT COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

FUNDS

[Name of applicable Fund]
[Name of applicable Fund]
[Name of applicable Fund]

*	This form of proxy card lists all proposals that have been approved by the Boards. Shareholders are only being asked to vote on those proposals relevant to them. The proxy card that each shareholder receives will be tailored to indicate the Fund(s) in which that shareholder has shares and will list only those proposals with respect to which the shareholder is entitled to vote.

[Voting options to be provided for each Fund applicable to a shareholder]

I.  To elect a new Board.

Nominees:

(01) Leo J. Hill

(02) Russell A. Kimball, Jr.

(03) Norm R. Nielsen

(04) John W. Waechter

(05) Neal M. Jewell

(06) Eugene M. Mannella

(07) Joyce Galpern Narden

(08) Patricia L. Sawyer

(09) John K. Carter

[Name of Applicable Fund]     ☐ FOR ALL     ☐ AGAINST ALL     ☐ FOR ALL EXCEPT

[Name of Applicable Fund]     ☐ FOR ALL     ☐ AGAINST ALL     ☐ FOR ALL EXCEPT

[Name of Applicable Fund]     ☐ FOR ALL     ☐ AGAINST ALL     ☐ FOR ALL EXCEPT

If you do not wish your shares voted “FOR” a particular Nominee, mark the “FOR ALL EXCEPT” box and write the Nominee’s number on the line provided below. Your shares will be voted for the remaining Nominee(s).

II.  To approve amendment to the Agreement and Declaration of Trust.

[Name of Applicable Fund]     ☐ FOR     ☐ AGAINST     ☐ ABSTAIN

[Name of Applicable Fund]     ☐ FOR     ☐ AGAINST     ☐ ABSTAIN

[Name of Applicable Fund]     ☐ FOR     ☐ AGAINST     ☐ ABSTAIN

The undersigned hereby revokes any prior proxy and acknowledges receipt of the Notice of Special Meeting of Shareholders and the Joint Proxy Statement.

Signature	Date
Signature (if held jointly)	Date

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.